UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus MLP Fund

Dreyfus Select Managers Small Cap Value Fund

Dreyfus U.S. Equity Fund

Global Stock Fund

International Stock Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus MLP Fund

ANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus MLP Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus MLP Fund, covering the period from the commencement of operations on April 30, 2015, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of April 30, 2015, through November 30, 2015, as provided by Robert A. Nicholson and Zev D. Nijensohn, Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on April 30, 2015, and the end of its fiscal year on November 30, 2015, Dreyfus MLP Fund’s Class A shares produced a total return of -32.66%, Class C shares returned -32.98%, Class I shares returned -32.58%, and Class Y shares returned -32.58%.1 In comparison, the fund’s benchmark, the Alerian MLP Index (“the Index”) produced a total return of -30.53% for the same period.2

The reporting period proved highly challenging for securities across the energy complex as significant declines in commodity prices, coupled with increased currency and rate volatility, triggered widespread risk aversion. Midstream companies, including master limited partnerships, correlated strongly with the rest of the sector.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue it goal, the fund invests in master limited partnerships (“MLPs”), that own and operate assets that are used in the energy sector, including assets used in gathering, processing, storing, and transporting oil and gas, refined products, coal, electricity or alternative fuels, or that provide energy-related equipment or services. The fund intends to concentrate its investments, under normal circumstances, in the energy sector, primarily investing in “midstream” energy infrastructure MLPs. The fund typically maintains a concentrated portfolio of 15 to 20 positions. The fund may utilize leverage through borrowings, short sales, or derivative instruments.

We employ a bottom-up fundamental and event driven process to select MLP investments, in which we evaluate both fundamental drivers and financial structure drivers to identify catalysts that can impact cash flow growth and valuation throughout the MLP lifecycle.

Falling Commodity Prices Sparked Market Turmoil

The reporting period began following a sharp decline in prices of oil, natural gas, and natural gas liquids. Prices remained relatively stable through mid-June but resumed their downward spiral as global supply continued to outpace demand. Volatility accelerated in August against the backdrop of a debt crisis in Greece, poor Chinese economic data, U.S. dollar strength and fears of rate hikes from the Federal Reserve Board. This culminated in a disruption in capital markets access for the MLP sector.

In this tumultuous climate, the energy infrastructure MLPs in which the fund invests lost considerable value. Selling pressure among investors was broad-based, punishing a wide range of MLPs without regard to their underlying business fundamentals. While commodity prices clearly have altered the industry’s growth profile, the valuation loss has not been commensurate with the cash flow stability and asset quality of the majority of companies.

Widespread Industry Weakness Undermined Fund Results

Few energy infrastructure MLPs were spared from losses in the precipitously declining market environment. The fund held outsized exposure to growth-oriented MLPs and

3

DISCUSSION OF FUND PERFORMANCE (continued)

General Partners, which, although harboring relatively limited direct commodity exposure, were affected more directly by selling pressure. The significant losses suffered by the fund in Kinder Morgan and Tallgrass Energy GP fall in that category, as both have large inventories of projects (and dropdowns) that historically have been externally financed.

The fund benefited modestly from its exposure to NiSource, which announced a spin-off of its gas pipeline division and benefited from a flight-to-safety due to its regulated utility business model.

The fund maintained several short positions over the reporting period, primarily for hedging purposes.

Maintaining a Disciplined Approach

As noted, we have seen a material shift in near-term fundamentals and sentiment across the energy infrastructure sector. The ensuing selloff has been almost unprecedented in its breadth and severity, rivalling what we witnessed in the depths of the financial crisis. Despite recent liquidity-driven market declines, we remain encouraged by the underlying fundamentals of energy infrastructure MLPs in general and the fund’s holdings in particular. Our research shows that the hard assets contained in the fund’s holdings provide mission-critical services that are difficult for energy providers to replace, predominantly earn fee-based revenues through long-term contracts, and provide solid returns on invested capital.

Every cyclical downturn has its own unique characteristics, but it is worth pointing out that in its almost 20-year trading history, the Index has declined more than 10% in only three calendar years: 1999, 2002, and 2008. We firmly believe this downturn has sharply overshot, creating potentially attractive medium- to long-term investment opportunities for disciplined investors.

We have reacted to the current environment by eliminating or trimming positions with difficult-to-qualify near-term assumptions, especially related to capital access, and we have shifted more capital toward large, investment-grade, midstream MLPs with high yields and limited commodity sensitivity, which we believe provide cheap optionality to a recovery in oil prices. Finally, we have maintained a sizeable cash balance, which we believe will provide us with flexibility to respond to market dislocations.

December 17, 2015

Master Limited Partnership (MLP) investments involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Under normal circumstances, the fund concentrates its investments in the energy sector, focusing on energy infrastructure MLPs, and may, therefore, be more susceptible to the risks affecting such sector and MLPs. In addition, the fund’s performance may be more vulnerable to changes in the market value than more broadly diversified funds.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the energy and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and domestic and international politics. Interest rates, commodity prices, economic, tax, energy developments, and government regulations may affect supply and demand dynamics and the share prices of companies in the sector.

Securities of companies within specific energy sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may

4

allocate relatively more assets to certain energy sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

MLP tax risk will depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Alerian MLP Index is a float-adjusted, market capitalization weighted composite of 50 energy MLPs representing approximately 75% of the available market capitalization, with a median market capitalization of approximately $3.2 billion as of December 31, 2015. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus MLP Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the Alerian Dreyfus MLP Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus MLP Fund on 4/30/15 (inception date) to a $10,000 investment made in the Alerian MLP Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (MLP) investments. MLPs in which the fund normally invests own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, terminalling, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels, or that provide energy-related equipment or services. The Index is a float-adjusted, market capitalization weighted composite of 50 energy MLPs representing approximately 75% of the available market capitalization. The Index reflects the reinvestment of dividends and other distributions. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Aggregate Total Returns as of 11/30/15
	Inception Date	From Inception
Class A shares
with maximum sales charge (5.75%)	4/30/15	-36.52%
without sales charge	4/30/15	-32.66%
Class C shares
with applicable redemption charge†	4/30/15	-33.64%
without redemption	4/30/15	-32.98%
Class I shares	4/30/15	-32.58%
Class Y shares	4/30/15	-32.58%
Alerian MLP Index	4/30/15	-30.53%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus MLP Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 8.52	$ 11.54	$ 7.43	$ 7.39
Ending value (after expenses)	$ 682.70	$ 680.00	$ 683.50	$ 683.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 10.20	$ 13.82	$ 8.90	$ 8.85
Ending value (after expenses)	$ 1,014.94	$ 1,011.33	$ 1,016.24	$ 1,016.29

† Expenses are equal to the fund’s annualized expense ratio of 2.02% for Class A, 2.74% for Class C, 1.76% for Class I and 1.75% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
November 30, 2015

Common Stocks - 13.6%	Shares		Value ($)
Energy - 7.2%
Kinder Morgan	45,474		1,071,822
Plains GP Holdings, Cl. A	30,984		379,864
			1,451,686
Real Estate - 5.0%
InfraREIT	50,026	[a]	1,009,024
Utilities - 1.4%
NiSource	14,333		275,050
Total Common Stocks (cost $4,451,999)			2,735,760
Master Limited Partnerships - 73.5%
Energy - 70.0%
Buckeye Partners LP	18,764	[b]	1,270,135
Cheniere Energy Partners LP	54,135	[b]	1,391,270
Cone Midstream Partners LP	95,625	[b]	1,079,606
Energy Transfer Equity LP	35,466	[b]	671,726
Energy Transfer Partners LP	23,291		889,949
EnLink Midstream Partners LP	47,306		705,806
Enterprise Products Partners LP	77,308		1,962,850
MPLX LP	33,281		1,429,086
NuStar Energy LP	9,063		362,701
Nustar GP Holdings LLC	30,153		749,604
Southcross Energy Partners LP	55,090		253,414
Tallgrass Energy GP LP	72,606		1,594,428
Valero Energy Partners LP	24,227		1,122,437
Western Gas Equity Partners LP	13,432	[b]	560,383
Western Gas Partners LP	1,456		69,917
			14,113,312
Materials - 3.5%
Westlake Chemical Partners LP	45,557		709,778
Total Master Limited Partnerships (cost $18,224,381)			14,823,090
Warrants - .7%	Number of Warrants		Value ($)
Energy - .7%
Kinder Morgan (5/25/17) (cost $1,693,561)	503,786	[c]	151,136

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 11.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,387,402)	2,387,402	[d]	2,387,402
Total Investments (cost $26,757,343)	99.6%		20,097,388
Cash and Receivables (Net)	0.4%		82,617
Net Assets	100.0%		20,180,005

LLC—Limited Liability Company
LP—Limited Partnership

aInvestment in real estate investment trust.
bHeld by a broker as collateral for open short positions.
cNon-income producing security.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Energy	77.9
Money Market Investment	11.8
Real Estate	5.0
Materials	3.5
Utilities	1.4
99.6

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF SECURITIES SOLD SHORT
November 30, 2015

Common Stocks-12.7%	Shares	Value ($)
Exchange-Traded Funds-12.7%
iShares 20+ Year Treasury Bond ETF	15,468	1,878,589
iShares U.S. Real Estate ETF	3,739	281,210
SPDR Barclays High Yield Bond ETF	11,250	397,800
Total Common Stocks (proceeds $2,644,397)		2,557,599
Master Limited Partnerships-.9%
Energy-.9%
Spectra Energy Partners LP (proceeds $203,714)	4,449	188,504
Total Securities Sold Short (proceeds $2,848,111)		2,746,103

ETF—Exchange-Traded Fund
LP—Limited Partnership

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Funds	12.7
Energy	.9
13.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	24,369,941	17,709,986
Affiliated issuers	2,387,402	2,387,402
Receivable from brokers for proceeds on securities sold short—Note 4		2,848,111
Dividends receivable		160
Prepaid expenses		86,073
		23,031,732
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		12,345
Securities sold short, at value (proceeds $2,848,111—See Statement of Securities Sold Short—Note 4		2,746,103
Due to broker		2,285
Accrued expenses		90,994
		2,851,727
Net Assets ($)		20,180,005
Composition of Net Assets ($):
Paid-in capital		28,848,936
Accumulated investment (loss)—net		(162,545)
Accumulated net realized gain (loss) on investments		(1,948,439)
Accumulated net unrealized appreciation (depreciation) on investments and securities sold short		(6,557,947)
Net Assets ($)		20,180,005

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,835,933	667,271	7,907,466	7,769,335
Shares Outstanding	461,252	80,587	949,349	932,731
Net Asset Value Per Share ($)	8.32	8.28	8.33	8.33

See notes to financial statements.

12

STATEMENT OF OPERATIONS
From April 30, 2015 (commencement of operations) to November 30, 2015

Investment Income ($):
Income:
Distributions from Master Limited Partnerships	521,471
Less return of capital on distributions from Master Limited Partnerships	(521,471)
Cash dividends:
Unaffiliated issuers	79,069
Affiliated issuers	1,907
Total Income	80,976
Expenses:
Management fee—Note 3(a)	131,812
Professional fees	155,168
Dividends on securities sold short	52,968
Registration fees	42,439
Interest on securities sold short	15,358
Shareholder servicing costs—Note 3(c)	7,494
Prospectus and shareholders’ reports	6,730
Distribution fees—Note 3(b)	3,676
Custodian fees—Note 3(c)	1,805
Directors’ fees and expenses—Note 3(d)	1,047
Loan commitment fees—Note 2	74
Miscellaneous	14,918
Total Expenses, before income taxes	433,489
Less—reduction in expenses due to undertaking—Note 3(a)	(189,967)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses, before income taxes	243,521
Income Taxes	0
Investment (Loss)—Net	(162,545)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	(1,907,307)
Short sale transactions	(19,100)
Net realized gain (loss) on options transactions	(22,032)
Net Realized Gain (Loss)	(1,948,439)
Net unrealized appreciation (depreciation) on investments	(6,659,955)
Net unrealized appreciation (depreciation) on securities sold short	102,008
Net Unrealized Appreciation (Depreciation)	(6,557,947)
Net Realized and Unrealized Gain (Loss) on Investments	(8,506,386)
Net (Decrease) in Net Assets Resulting from Operations	(8,668,931)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS
From April 30, 2015 (commencement of operations) to November 30, 2015

Operations ($):
Investment (loss)—net	(162,545)
Net realized gain (loss) on investments	(1,948,439)
Net unrealized appreciation (depreciation) on investments	(6,557,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,668,931)
Distributions to Shareholders from ($):
Tax return of capital:
Class A	(35,733)
Class C	(7,890)
Class I	(93,424)
Class Y	(89,989)
Total Distributions	(227,036)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,499,418
Class C	1,005,119
Class I	11,506,962
Class Y	11,375,000
Dividends reinvested:
Class A	4,173
Class I	14,323
Cost of shares redeemed:
Class A	(250,606)
Class I	(78,417)
Increase (Decrease) in Net Assets from Capital Stock Transactions	29,075,972
Total Increase (Decrease) in Net Assets	20,180,005
Net Assets ($):
Beginning of Period	-
End of Period	20,180,005
Accumulated investment (loss)—net	(162,545)
Capital Share Transactions (Shares):
Class A
Shares sold	488,525
Shares issued for dividends reinvested	496
Shares redeemed	(27,769)
Net Increase (Decrease) in Shares Outstanding	461,252
Class C
Shares sold	80,587
Class I
Shares sold	956,452
Shares issued for dividends reinvested	1,703
Shares redeemed	(8,806)
Net Increase (Decrease) in Shares Outstanding	949,349
Class Y
Shares sold	932,731

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from April 30, 2015 (commencement of operations) to November 30, 2015. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.08)	(.13)	(.07)	(.07)
Net realized and unrealized gain (loss) on investments	(4.00)	(3.99)	(4.00)	(4.00)
Total from Investment Operations	(4.08)	(4.12)	(4.07)	(4.07)
Distributions:
Tax return of capital	(.10)	(.10)	(.10)	(.10)
Net asset value, end of period	8.32	8.28	8.33	8.33
Total Return (%)[b]	(32.66)[c]	(32.98)[c]	(32.58)	(32.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.47	4.22	3.21	3.20
Ratio of net expenses to average net assets[d]	2.03	2.76	1.77	1.76
Ratio of net investment (loss) to average net assets[d]	(1.38)	(2.16)	(1.16)	(1.15)
Portfolio Turnover Rate[b]	57.76	57.76	57.76	57.76
Net Assets, end of period ($ x 1,000)	3,836	667	7,907	7,769

a Based on average shares outstanding.
b Not annualized.
c Exclusive of sales charge.
d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus MLP Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return, consisting of capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A, 80,000 Class C, 800,000 Class I and 800,000 Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

16

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

17

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

18

Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	2,735,760	—	—	2,735,760
Master Limited Partnership Shares†	14,823,090	—	—	14,823,090
Mutual Funds	2,387,402	—	—	2,387,402
Warrants†	151,136	—	—	151,136
Liabilities ($)
Securities Sold Short:
Master Limited Partnership Shares††	(188,504)	—	—	(188,504)
Exchange-Traded Funds††	(2,557,599)	—	—	(2,557,599)

† See Statement of Investments for additional detailed categorizations.
†† See Statement of Securities Sold Short for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 4/30/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	—	37,143,688	34,756,286	2,387,402	11.8

(d) Risk: The fund invests primarily in Master Limited Partnerships (“MLPs”). MLPs and MLP-related investments comprise a minimum of 80% of investable assets of the fund. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner and one or more limited partners. The general partner controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners, through their ownership of limited partner interests, contribute capital to the entity, have a limited role in the operation and management of the entity and receive cash distributions.

MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the fund is derived from investments in equity securities of MLPs. The amount of cash that MLPs have available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

(e) Distributions to shareholders: The fund currently anticipates making quarterly distributions to its shareholders of substantially all of the fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the fund, and other payments on or derived from securities owned by the fund.

The fund intends to pay out a consistent dividend that over time approximates the distributions received from the fund’s portfolio investments based on, among other considerations, distributions the fund actually receives from portfolio investments and estimated future cash flows. Because the fund’s policy will be to pay consistent dividends based on estimated income from investments and future cash flows, the fund’s dividends may exceed the amount the fund actually receives from its portfolio investments.

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The fund’s distributions will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of a shareholder’s allocable share of the fund’s earnings and profits, (ii) second, on-taxable returns of capital to the extent of a shareholder’s tax basis in their shares of the fund (for the portion of those distributions that exceed the fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company under Sub-Chapter M of the Internal Revenue Code, the fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Cash distributions from an MLP to the fund that exceed the fund’s allocable share of such MLP’s net taxable income will reduce the fund’s adjusted tax basis in the equity securities of the MLP.

(f) Return of capital estimates: Distributions received from the fund’s investments in MLPs generally are comprised of income and return of capital. The fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after the tax reporting periods are concluded. During the period ended November 30, 2015, fund distributions are expected to be comprised of 100% return of capital and are recorded as such.

(g) Federal income taxes: The fund is treated as a regular corporation for U.S. federal and state income tax purposes, and will pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The fund is currently using an estimated rate of 34% for federal income tax and 2% for state and local tax, net of federal tax benefit.

The fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income or loss in computing the fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions.

The fund’s income tax expense or benefit is included in the Statement of Operations based on the components of income or gains (losses) to which

21

NOTES TO FINANCIAL STATEMENTS (continued)

such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net deferred tax benefit of accumulated net operating losses and capital loss carryforwards. During the period ended November 30, 2015, the fund had no income tax expense or benefit.

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. The factors considered in assessing the fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2015, the components of the fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:
Net operating loss carryforwards	$ (78,922)
Capital loss carryforwards	(575,507)
Unrealized losses on investment securities	(2,486,792)
Total deferred tax assets, before valuation allowance	(3,141,221)
Valuation allowance	3,141,221
Net deferred tax assets, after valuation allowance	$ 0

Unexpected significant decreases in cash distributions from the fund’s MLP investments or significant declines in the fair value of its investments may change the fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the fund’s net asset value and results of operations. At November 30, 2015, the valuation allowance for deferred

22

tax assets was deemed necessary because Dreyfus believes it is more-likely-than-not that the fund will not be able to recognize deferred tax assets through future taxable income.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The fund’s net operating loss carryforward of $219,229 will expire on November 30, 2035 and the capital loss carryforward of $1,598,631 will expire on November 30, 2020.

The fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP shares held in its portfolio, and to estimate its associated deferred tax liability or assets. Such estimates are made in good faith. From time to time, as new information becomes available, the fund may modify its estimates or assumptions regarding its tax liability or asset.

The fund files income tax returns in the U.S. federal jurisdiction and various states. The fund has reviewed all major jurisdictions and concluded that there is no significant impact on the fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from April 30, 2015 through May 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder

23

NOTES TO FINANCIAL STATEMENTS (continued)

Services Plan fees, dividend and interest expense on securities sold short, taxes, such as deferred tax expenses, brokerage commissions and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $189,967 during the period ended November 30, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $3,676 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

24

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $5,431 and $1,225, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $598 for transfer agency services and $11 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $1,805 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,926, Distribution Plan fees $420, Shareholder Services Plan fees $949, custodian fees $1,800, Chief Compliance Officer fees $1,765 and transfer agency fees $146, which are offset against an expense reimbursement currently in effect in the amount of $9,661.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and options transactions, during the period ended November 30, 2015 were as follows:

	Purchases ($)	Sales ($)
Long transactions	38,217,935	11,419,216
Short sale transactions	841,296	3,670,307
Total	39,059,231	15,089,523

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at November 30, 2015 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

26

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At November 30, 2015, there were no options written outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

27

NOTES TO FINANCIAL STATEMENTS (continued)

Average Market Value ($)
Equity options contracts	200

At November 30, 2015, the cost of investments for federal income tax purposes was $27,107,151; accordingly, accumulated net unrealized depreciation on investments was $7,009,763, consisting of $47,532 gross unrealized appreciation and $7,057,295 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus MLP Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus MLP Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2015, and the related statements of operations and changes in net assets and the financial highlights for the period from April 30, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MLP Fund at November 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 2015 to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Joni Evans (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Hans C. Mautner (78)

Board Member (1980)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

30

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

32

RICHARD CASSARO, Assistant Treasurer since December 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

33

For More Information

Dreyfus MLP Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
The Boston Company
Asset Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMFAX Class C: DMFCX Class I: DMFIX Class Y: DMFYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 4009AR1115

International Stock Fund

ANNUAL REPORT November 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

International Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, International Stock Fund’s Class A shares produced a total return of -2.27%, Class C shares returned -2.97%, Class I shares returned -1.90%, and Class Y shares returned -1.89%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), achieved a -2.94% return over the same period.2

Moderately negative results from international stocks for the reporting period masked heightened volatility amid falling commodity prices and shifting economic sentiment. Strong stock selections in Europe and mergers-and-acquisitions activity helped the fund’s Class A, Class I, and Class Y shares outperform the benchmark.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in high-quality companies believed to be capable of sustainable growth and wealth creation over a long time horizon. The fund invests in stocks of foreign companies that are predominantly located in the world’s developed markets outside of the United States. When selecting stocks, Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that could add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of products, costs and pricing, competition, industry position, and outlook.

Economic Concerns Sparked Market Turmoil

International stock markets during the reporting period encountered heightened volatility stemming, in part, from divergent economic trends. An ongoing U.S. economic recovery and improved economic data in Europe stood in stark contrast to challenging economic conditions in the Asia/Pacific region, resulting in varied outlooks for regional growth and a strengthening U.S. dollar against most other currencies.

In this environment, international equities suffered several short-lived sell-offs as falling commodity prices, a Greek debt crisis, and a currency devaluation in China took their toll. At other times, investors responded positively to strengthening U.S. labor markets, aggressive monetary easing in Europe, and improved corporate governance in Japan. Consequently, stocks in Japan and Europe generally outperformed market averages, while economically challenged countries in Asia and the emerging markets lagged.

Security Selections Buoyed Relative Performance

The fund’s focus on companies capable of sustainable wealth generation, even in times of uncertainty, helped it outpace its benchmark. The fund fared especially well during heightened market volatility over the reporting period’s second half.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund benefited from a flurry of mergers-and-acquisitions activity, which boosted the stock prices of natural gas company BG Group, agricultural products provider Syngenta, gasses supplier Air Liquide, and brewer SABMiller. The fund also fared particularly well with strong stock selections in Europe. Athletic footwear maker adidas recovered from earlier weakness as its products became more competitive, apparel retailer Inditex gained value after reporting higher same-store sales, information services provider Experian changed its U.S. business model and achieved solid growth, consumer products company Reckitt Benckiser Group divested some products to focus on high-growth areas, and pharmaceutical company Novo Nordisk reported solid earnings from its growing diabetes franchise and effective cost controls. From an industry group perspective, the fund produced strong relative results in the materials, health care, and information technology sectors.

In contrast, the fund’s holdings in Japan and Asia trailed market averages. Disappointments in Japan included an emphasis on industrial companies and materials producers. For example, machinery manufacturer Komatsu was hurt by reduced mining activity and sluggish demand in China. Holdings with significant exposure to the emerging markets of Asia, such as U.K.-based bank Standard Chartered, were hurt by the region’s economic woes. Luxury goods purveyor Burberry Group also encountered weakness in China, which was exacerbated by slow growth in its U.S. stores. In China, energy company CNOOC struggled with falling crude oil prices, and Hong Kong-based Hang Lung Properties was hurt by negative investor sentiment toward China despite growing revenues from rental properties. Industry groups that detracted from relative performance during the reporting period included the financials, industrials, and consumer staples sectors.

A Long-Term, Selective Approach

Although times of global economic instability and volatile markets can be painful over the near term, we believe that over the longer term they can separate strong companies from the weak and good management teams from the bad. In our judgment, our long-term, selective approach can help investors participate in the growth of superior businesses with long-term vision, differentiated customer propositions, and robust financial structures. As of the reporting period’s end, we have identified an ample number of attractive opportunities in the consumer discretionary, information technology, energy, and materials sectors, but relatively few in the financials and telecommunications services sectors.

December 17, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in International Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of International Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/15
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	-7.86%	2.53%		1.99%
without sales charge	12/29/06	-2.27%	3.75%		2.67%
Class C shares
with applicable redemption charge†	12/29/06	-3.94%	2.98%		1.90%
without redemption	12/29/06	-2.97%	2.98%		1.90%
Class I shares	12/29/06	-1.90%	4.11%		3.04%
Class Y shares	7/1/13	-1.89%	3.89%	††	2.75%	††
Morgan Stanley Capital International Europe, Australasia, Far East Index	12/31/06	-2.94%	5.52%		0.88%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.14	$ 9.85	$ 4.55	$ 4.41
Ending value (after expenses)	$929.60	$926.50	$931.40	$931.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.43	$ 10.30	$ 4.76	$ 4.61
Ending value (after expenses)	$1,018.70	$1,014.84	$1,020.36	$1,020.51

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.04% for Class C, .94% for Class I and .91% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2015

Common Stocks - 95.9%	Shares	Value ($)
Australia - 2.9%
Cochlear	356,600	24,337,433
CSL	999,000	72,327,328
		96,664,761
Canada - 1.7%
Suncor Energy	1,982,200	54,770,437
China - 1.8%
CNOOC	53,621,000	59,337,222
Denmark - 1.9%
Novo Nordisk, Cl. B	1,167,300	64,307,674
Finland - 2.0%
Kone, Cl. B	1,552,000	66,229,904
France - 12.4%
Air Liquide	575,000	70,167,885
Danone	989,232	69,326,091
Essilor International	507,576	66,257,095
L'Oreal	391,900	69,396,543
LVMH Moet Hennessy Louis Vuitton	368,300	61,773,756
Total	1,407,694	69,902,817
		406,824,187
Germany - 5.2%
adidas	929,000	89,898,476
SAP	1,032,000	81,329,642
		171,228,118
Hong Kong - 9.3%
AIA Group	12,082,000	72,148,089
China Mobile	5,173,500	58,784,844
CLP Holdings	6,249,000	52,226,454
Hang Lung Properties	25,615,000	59,995,022
Hong Kong & China Gas	32,199,340	63,207,212
		306,361,621
Japan - 20.9%
Daito Trust Construction	554,500	57,612,145
Denso	1,474,600	70,351,956
FANUC	409,400	72,900,471
Honda Motor	2,043,600	66,437,751
INPEX	5,109,600	50,743,184
Keyence	140,020	75,890,613

8

Common Stocks - 95.9% (continued)	Shares		Value ($)
Japan - 20.9% (continued)
Komatsu	2,985,900		49,384,991
Rakuten	4,503,000		56,772,185
Shin-Etsu Chemical	1,192,400		67,446,638
SMC	204,300		54,137,011
Tokio Marine Holdings	1,759,700		64,898,765
			686,575,710
Singapore - 1.9%
DBS Group Holdings	2,401,226		28,088,497
Oversea-Chinese Banking	5,396,581		33,170,293
			61,258,790
Spain - 2.6%
Inditex	2,385,000		85,826,536
Sweden - 1.9%
Hennes & Mauritz, Cl. B	1,718,000		63,722,282
Switzerland - 14.7%
Givaudan	37,900	[a]	68,406,765
Kuehne + Nagel International	352,000		47,590,222
Nestle	879,000		65,229,771
Novartis	730,000		62,403,169
Roche Holding	268,000		71,763,620
SGS	26,500		50,689,605
Swatch Group-BR	119,400		41,987,578
Syngenta	204,000		75,207,465
			483,278,195
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	2,982,300		67,877,148
United Kingdom - 14.6%
ARM Holdings	901,058		15,253,538
Burberry Group	2,805,000		52,596,126
Compass Group	4,360,000		75,778,122
Diageo	2,429,000		69,873,488
Experian	4,363,000		80,889,995
Intertek Group	678,100		28,871,616
Reckitt Benckiser Group	895,900		84,061,885
SABMiller	538,600		32,702,771
Smith & Nephew	1,926,000		32,633,252
Standard Chartered	1,003,776		8,423,633
			481,084,426
Total Common Stocks (cost $2,812,678,009)			3,155,347,011

9

STATEMENT OF INVESTMENTS (continued)

Rights - .0%	Number of Rights		Value ($)
United Kingdom - .0%
Standard Chartered (cost $1,997,199)	348,841	[a]	478,102
Other Investment - 3.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $127,479,153)	127,479,153	[b]	127,479,153
Total Investments (cost $2,942,154,361)	99.8%		3,283,304,266
Cash and Receivables (Net)	0.2%		4,975,595
Net Assets	100.0%		3,288,279,861

ADR—American Depository Receipt
BR—Bearer Certificate

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Discretionary	20.2
Industrials	13.7
Health Care	12.0
Consumer Staples	11.9
Financials	9.9
Materials	8.5
Information Technology	7.3
Energy	7.1
Money Market Investment	3.9
Utilities	3.5
Telecommunication Services	1.8
99.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,814,675,208	3,155,825,113
Affiliated issuers	127,479,153	127,479,153
Cash		770,572
Cash denominated in foreign currency	1,129,741	1,127,207
Dividends receivable		8,360,028
Receivable for shares of Common Stock subscribed		1,801,018
Receivable for investment securities sold		1,284,995
Prepaid expenses		110,955
		3,296,759,041
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		2,905,367
Payable for shares of Common Stock redeemed		3,792,742
Payable for investment securities purchased		1,477,283
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		281
Accrued expenses		303,507
		8,479,180
Net Assets ($)		3,288,279,861
Composition of Net Assets ($):
Paid-in capital		3,003,336,654
Accumulated undistributed investment income—net		41,050,051
Accumulated net realized gain (loss) on investments		(96,522,819)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		340,415,975
Net Assets ($)		3,288,279,861

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	85,617,517	16,951,649	1,560,084,353	1,625,626,342
Shares Outstanding	5,838,935	1,179,857	105,484,059	111,111,169
Net Asset Value Per Share ($)	14.66	14.37	14.79	14.63

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Income:
Cash dividends (net of $8,159,673 foreign taxes withheld at source):
Unaffiliated issuers	77,001,185
Affiliated issuers	83,415
Total Income	77,084,600
Expenses:
Management fee—Note 3(a)	28,395,591
Shareholder servicing costs—Note 3(c)	1,035,142
Custodian fees—Note 3(c)	1,006,694
Registration fees	289,127
Directors’ fees and expenses—Note 3(d)	256,275
Distribution fees—Note 3(b)	156,647
Prospectus and shareholders’ reports	123,038
Professional fees	104,445
Loan commitment fees—Note 2	36,125
Miscellaneous	140,037
Total Expenses	31,543,121
Less—reduction in fees due to earnings credits—Note 3(c)	(46)
Net Expenses	31,543,075
Investment Income—Net	45,541,525
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,941,793)
Net realized gain (loss) on forward foreign currency exchange contracts	(121,326)
Net Realized Gain (Loss)	(10,063,119)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(102,747,424)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(16,089)
Net Unrealized Appreciation (Depreciation)	(102,763,513)
Net Realized and Unrealized Gain (Loss) on Investments	(112,826,632)
Net (Decrease) in Net Assets Resulting from Operations	(67,285,107)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	45,541,525	52,127,129
Net realized gain (loss) on investments	(10,063,119)	(17,721,379)
Net unrealized appreciation (depreciation) on investments	(102,763,513)	(73,865,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,285,107)	(39,460,070)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,342,362)	(3,239,116)
Class C	(48,785)	(172,199)
Class I	(31,334,683)	(43,347,768)
Class Y	(16,487,075)	(16)
Total Dividends	(49,212,905)	(46,759,099)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,834,019	34,402,099
Class C	521,771	1,059,488
Class I	290,412,640	900,580,278
Class Y	827,013,807	1,202,028,796
Dividends reinvested:
Class A	1,292,513	3,140,068
Class C	34,177	120,295
Class I	29,033,887	32,088,480
Class Y	5,616,660	-
Cost of shares redeemed:
Class A	(66,804,240)	(174,314,811)
Class C	(7,776,562)	(11,382,495)
Class I	(821,883,274)	(1,690,923,943)
Class Y	(269,514,620)	(56,231,386)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(219,222)	240,566,869
Total Increase (Decrease) in Net Assets	(116,717,234)	154,347,700
Net Assets ($):
Beginning of Period	3,404,997,095	3,250,649,395
End of Period	3,288,279,861	3,404,997,095
Undistributed investment income—net	41,050,051	45,809,297

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	793,174	2,260,389
Shares issued for dividends reinvested	88,589	202,978
Shares redeemed	(4,433,469)	(11,352,564)
Net Increase (Decrease) in Shares Outstanding	(3,551,706)	(8,889,197)
Class C
Shares sold	34,780	70,654
Shares issued for dividends reinvested	2,375	7,883
Shares redeemed	(528,688)	(759,857)
Net Increase (Decrease) in Shares Outstanding	(491,533)	(681,320)
Class Ia
Shares sold	19,238,867	58,750,229
Shares issued for dividends reinvested	1,979,134	2,059,594
Shares redeemed	(54,999,916)	(107,876,292)
Net Increase (Decrease) in Shares Outstanding	(33,781,915)	(47,066,469)
Class Ya
Shares sold	55,842,301	76,683,096
Shares issued for dividends reinvested	387,089	-
Shares redeemed	(18,091,265)	(3,710,121)
Net Increase (Decrease) in Shares Outstanding	38,138,125	72,972,975

[a] During the period ended November 30, 2014, 70,163,061 Class I shares representing $1,113,085,047 were exchanged for 70,923,105 Class Y shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.15	15.57	14.13	12.58	12.83
Investment Operations:
Investment income—net[a]	.16	.19	.17	.21	.15
Net realized and unrealized gain (loss) on investments	(.50)	(.43)	1.46	1.46	(.31)
Total from Investment Operations	(.34)	(.24)	1.63	1.67	(.16)
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.19)	(.12)	(.09)
Net asset value, end of period	14.66	15.15	15.57	14.13	12.58
Total Return (%)[b]	(2.27)	(1.57)	11.65	13.40	(1.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.29	1.30	1.31	1.27
Ratio of net expenses to average net assets	1.26	1.29	1.30	1.31	1.27
Ratio of net investment income to average net assets	1.08	1.26	1.14	1.62	1.08
Portfolio Turnover Rate	16.52	12.49	2.58	5.47	5.07
Net Assets, end of period ($ x 1,000)	85,618	142,259	284,575	174,825	192,351

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.84	15.26	13.86	12.33	12.64
Investment Operations:
Investment income—net[a]	.04	.07	.06	.12	.04
Net realized and unrealized gain (loss) on investments	(.48)	(.42)	1.43	1.43	(.30)
Total from Investment Operations	(.44)	(.35)	1.49	1.55	(.26)
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.09)	(.02)	(.05)
Net asset value, end of period	14.37	14.84	15.26	13.86	12.33
Total Return (%)[b]	(2.97)	(2.28)	10.78	12.58	(2.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.03	2.03	2.04	2.06	2.05
Ratio of net expenses to average net assets	2.03	2.03	2.04	2.06	2.05
Ratio of net investment income to average net assets	.30	.50	.42	.90	.33
Portfolio Turnover Rate	16.52	12.49	2.58	5.47	5.07
Net Assets, end of period ($ x 1,000)	16,952	24,805	35,905	23,962	23,319

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.31	15.73	14.26	12.70	12.93
Investment Operations:
Investment income—net[a]	.20	.26	.23	.26	.19
Net realized and unrealized gain (loss) on investments	(.49)	(.45)	1.48	1.46	(.31)
Total from Investment Operations	(.29)	(.19)	1.71	1.72	(.12)
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.24)	(.16)	(.11)
Net asset value, end of period	14.79	15.31	15.73	14.26	12.70
Total Return (%)	(1.90)	(1.24)	12.13	13.74	(1.01)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.92	.93	.93
Ratio of net expenses to average net assets	.94	.93	.92	.93	.93
Ratio of net investment income to average net assets	1.33	1.70	1.54	1.96	1.41
Portfolio Turnover Rate	16.52	12.49	2.58	5.47	5.07
Net Assets, end of period ($ x 1,000)	1,560,084	2,132,444	2,930,169	1,935,074	1,116,202

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.15	15.72	14.49
Investment Operations:
Investment income—net[b]	.22	.14	.06
Net realized and unrealized gain (loss) on investments	(.51)	(.48)	1.17
Total from Investment Operations	(.29)	(.34)	1.23
Distributions:
Dividends from investment income—net	(.23)	(.23)	-
Net asset value, end of period	14.63	15.15	15.72
Total Return (%)	(1.89)	(2.20)	8.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91[d]
Ratio of net expenses to average net assets	.91	.91	.91[d]
Ratio of net investment income to average net assets	1.44	.90	.93[d]
Portfolio Turnover Rate	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	1,625,626	1,105,489	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

19

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

20

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	3,155,347,011	-	-	3,155,347,011
Mutual Funds	127,479,153	-	-	127,479,153
Rights†	478,102	-	-	478,102
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(281)	-	(281)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

22

in affiliated investment companies during the period ended November 30, 2015 were as follows:

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	45,350,000	631,196,553	549,067,400	127,479,153	3.9

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $41,050,051, accumulated capital losses $94,633,114 and unrealized appreciation $338,526,270.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2015. If not applied, $598,805 of the carryover expires in fiscal year 2016, $15,114,500 expires in fiscal year 2017 and $16,297,830 expires in fiscal year 2019. The fund has $24,899,611 of post-enactment short-term capital losses and $37,722,368 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: ordinary income $49,212,905 and $46,759,099, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $1,087,866 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In

24

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2015, the Distributor retained $350 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $156,647 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $284,692 and $52,216, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

25

NOTES TO FINANCIAL STATEMENTS (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $19,608 for transfer agency services and $950 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $46.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $1,006,694 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,307,290, Distribution Plan fees $10,590, Shareholder Services Plan fees $21,541, custodian fees $560,000, Chief Compliance Officer fees $1,765 and transfer agency fees $4,181.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2015, amounted to $535,422,326 and $620,524,359, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or

26

posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
National Australia Bank
British Pound,
Expiring
12/1/2015	100,688	151,364	151,645	(281)
Gross Unrealized Depreciation				(281)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including

27

NOTES TO FINANCIAL STATEMENTS (continued)

derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(281)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(281)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(281)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
National Australia Bank	(281)		-	-	(281)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

Average Market Value ($)
Forward contracts	11,159,873

At November 30, 2015, the cost of investments for federal income tax purposes was $2,944,044,066; accordingly, accumulated net unrealized appreciation on investments was $339,260,200, consisting of $531,325,350 gross unrealized appreciation and $192,065,150 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2015:

—the total amount of taxes paid to foreign countries was $8,094,617

—the total amount of income sourced from foreign countries was $85,161,878.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.

For the fiscal year ended November 30, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $49,212,905 represents the maximum amount that may be considered qualified dividend income.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group in three of the periods), although it was noted that the fund’s one-year performance was only three basis points below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for six of the eight calendar years shown. Representatives of Dreyfus and the Subadviser discussed reasons for the fund’s underperformance and explained that the Subadviser was following its investment approach of a “buy-and-hold” strategy of investing in large (“mega”) capitalization companies considered to be of high quality.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

32

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was concerned about the fund’s relative performance, but expressed confidence in the Subadviser’s investment approach and agreed to closely monitor performance.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Joni Evans (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Hans C. Mautner (78)

Board Member (1984)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

36

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

International Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6155AR1115

Global Stock Fund

ANNUAL REPORT November 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Global Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Global Stock Fund’s Class A shares produced a total return of -0.13%, Class C shares returned -0.83%, Class I shares returned 0.20%, and Class Y shares returned 0.21%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a -0.72% total return.2

Slightly negative absolute results from global stocks for the reporting period masked heightened volatility amid falling commodity prices and shifting economic sentiment. The fund’s Class A, Class I, and Class Y shares outperformed the benchmark, mainly due to strong stock selections in the information technology, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in high-quality companies that we believe are capable of sustainable growth and wealth creation over a long time horizon. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of the cash generation that is looked for in any investment and to understand the variables that demonstrate robust financial health and define long-term competitive advantage. Companies meeting the financial criteria are then subjected to a detailed investigation of products, costs and pricing, competition, industry position, and outlook.

Economic Concerns Sparked Market Turmoil

The market’s slightly negative total returns overall masked heightened volatility stemming, in part, from divergent economic trends worldwide. An ongoing U.S. economic recovery and improved economic data in Europe stood in stark contrast to challenging economic conditions in the Asia/Pacific and Emerging Markets regions, resulting in varied outlooks for regional growth and a strengthening U.S. dollar against most other currencies.

Global equities during the reporting period suffered several short-lived sell-offs due to falling commodity prices, a Greek debt crisis, and a currency devaluation in China. At other times, investors responded positively to strengthening U.S. labor markets, aggressive monetary easing in Europe, and improved corporate governance in Japan. Consequently, stocks in the United States, Japan, and Europe generally outperformed market averages, while commodity-dependent countries such as Australia and Canada lagged.

Fund Strategies Buoyed Relative Performance

The fund’s focus on companies capable of sustainable wealth generation, even in times of uncertainty, helped it outpace its benchmark. The fund fared especially well during heightened market volatility over the reporting period’s second half.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund particularly benefited from overweighted exposure to the information technology sector. Successful stock selections included software developer Adobe Systems, where a change to a cloud- and subscription-based business model produced strong financial results. An overweighted position in the consumer discretionary sector also bolstered relative performance, led by athletic footwear maker NIKE, which reported a robust sales increase in China and has controlled costs while maintaining its reputation for innovation. European apparel retailer Inditex gained value after posting same-store sales growth, and specialty coffee seller Starbucks generated higher earnings as it expanded its global footprint and reinforced its digital brand.

Although energy companies were hit hard by declining commodity prices, the fund cushioned the sector’s weakness by focusing on high-quality, resilient businesses with strong balance sheets, such as Schlumberger and EOG Resources. Moreover, natural gas company BG Group advanced sharply after receiving a takeover offer, prompting its sale from the portfolio at an attractive price. From a country perspective, the fund delivered above-average results in Europe, Canada, the United Kingdom, and the United States.

Disappointments during the reporting period were concentrated in the industrials sector. For example, Japanese machinery producer Komatsu was hurt by reduced mining activity and sluggish demand in China. Holdings in the financials sector also lagged market averages, as banks with significant exposure to Asian emerging markets, such as Standard Chartered and DBS Group Holdings, were hurt by the region’s economic woes. In the consumer staples sector, U.S. retailing giant Wal-Mart Stores encountered competitive pressures and higher costs related to wages, environmental initiatives, and its e-commerce platform. Finally, the fund’s lack of investment in internet retailer Amazon.com weighed on relative performance. Regions that detracted from performance during the reporting period included Japan and the emerging markets.

A Long-Term, Selective Approach

Although times of global economic instability and volatile markets can be painful over the near term, we believe that over the longer term they can separate strong companies from the weak and good management teams from the bad. In our judgment, our long-term, selective approach can help investors participate in the growth of superior businesses with long-term vision, differentiated customer propositions, and robust financial structures. As of the reporting period’s end, we have identified an ample number of attractive opportunities in the information technology, health care, and consumer discretionary sectors, but relatively few in the financials, industrials, and consumer staples sectors.

December 17, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

4

2 SOURCE: Lipper Inc. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Global Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International World Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Global Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/15
	Inception Date	1 Year	5 Years	From Inception

Class A shares
with maximum sales charge (5.75%)	12/29/06	-5.86%	7.27%	5.32%
without sales charge	12/29/06	-0.13%	8.54%	6.10%
Class C shares
with applicable redemption charge †	12/29/06	-1.81%	7.70%	5.29%
without redemption	12/29/06	-0.83%	7.70%	5.29%
Class I shares	12/29/06	0.20%	8.89%	6.45%
Class Y shares	7/1/13	0.21%	8.97%††	6.32%††
Morgan Stanley Capital International World Index	12/31/06	-0.72%	9.52%	3.66%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.06	$ 9.84	$ 4.49	$ 4.44
Ending value (after expenses)	$965.80	$961.90	$967.30	$967.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.23	$ 10.10	$ 4.61	$ 4.56
Ending value (after expenses)	$1,018.90	$1,015.04	$1,020.51	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.00% for Class C, .91% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
November 30, 2015

Common Stocks - 96.9%	Shares	Value ($)
Australia - 2.1%
CSL	344,600	24,948,946
Canada - .9%
Suncor Energy	418,900	11,574,683
China - 2.0%
CNOOC	21,769,000	24,089,666
Denmark - 2.0%
Novo Nordisk, Cl. B	439,000	24,184,930
France - 5.6%
Essilor International	182,000	23,757,607
L'Oreal	131,600	23,303,356
LVMH Moet Hennessy Louis Vuitton	125,400	21,032,933
		68,093,896
Hong Kong - 6.6%
AIA Group	3,909,600	23,346,314
China Mobile	2,016,500	22,912,852
CLP Holdings	1,301,000	10,873,198
Hong Kong & China Gas	11,725,694	23,017,503
		80,149,867
Japan - 11.2%
Denso	512,700	24,460,496
FANUC	131,500	23,415,760
Honda Motor	727,400	23,647,886
Keyence	42,657	23,120,025
Komatsu	1,098,400	18,166,876
Shin-Etsu Chemical	404,500	22,880,045
		135,691,088
Singapore - 1.9%
DBS Group Holdings	1,961,269	22,942,071
Spain - 2.0%
Inditex	666,700	23,991,846
Sweden - 1.9%
Hennes & Mauritz, Cl. B	636,700	23,615,819
Switzerland - 10.0%
Nestle	320,400	23,776,585
Novartis	270,000	23,080,624
Roche Holding	88,900	23,805,171
SGS	7,800	14,919,959

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.9% (continued)	Shares		Value ($)
Switzerland - 10.0% (continued)
Swatch Group-BR	34,100		11,991,427
Syngenta	64,800		23,889,430
			121,463,196
Taiwan - 2.0%
Taiwan Semiconductor Manufacturing, ADR	1,050,600		23,911,656
United Kingdom - 4.4%
Compass Group	1,506,900		26,190,379
Reckitt Benckiser Group	246,200		23,100,833
Standard Chartered	448,463		3,763,477
			53,054,689
United States - 44.3%
Adobe Systems	261,600	[a]	23,925,936
Alphabet, Cl. C	32,197	[a]	23,909,492
Amphenol, Cl. A	405,600		22,328,280
Automatic Data Processing	271,400		23,410,964
C.R. Bard	125,200		23,389,864
Cisco Systems	876,500		23,884,625
Cognizant Technology Solutions, Cl. A	356,500	[a]	23,022,770
Colgate-Palmolive	358,100		23,520,008
EOG Resources	276,900		23,101,767
Fastenal	381,900		15,497,502
Gilead Sciences	226,200		23,968,152
Intuitive Surgical	46,900	[a]	24,388,938
Johnson & Johnson	232,000		23,487,680
MasterCard Cl. A	238,900		23,393,088
Microsoft	436,700		23,734,645
NIKE, Cl. B	190,200		25,159,656
Oracle	616,000		24,005,520
Praxair	202,500		22,842,000
Schlumberger	299,800		23,129,570
Starbucks	387,016		23,758,912
Stryker	242,900		23,430,134
The TJX Companies	357,700		25,253,620
W.W. Grainger	118,400		23,743,936
			536,287,059
Total Common Stocks (cost $854,709,521)			1,173,999,412

10

Rights - .0%	Number of Rights		Value ($)
United Kingdom - .0%
Standard Chartered (cost $513,605)	155,854	[a]	213,605
Other Investment - 2.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $34,331,934)	34,331,934	[b]	34,331,934
Total Investments (cost $889,555,060)	99.8%		1,208,544,951
Cash and Receivables (Net)	0.2%		2,711,683
Net Assets	100.0%		1,211,256,634

ADR—American Depository Receipt
BR—Bearer Certificate

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.3
Health Care	19.7
Consumer Discretionary	18.9
Industrials	7.9
Consumer Staples	7.7
Energy	6.8
Materials	5.7
Financials	4.2
Money Market Investment	2.9
Utilities	2.8
Telecommunication Services	1.9
99.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	855,223,126	1,174,213,017
Affiliated issuers	34,331,934	34,331,934
Cash		101,352
Cash denominated in foreign currency	426,327	425,417
Dividends and interest receivable		3,243,424
Receivable for investment securities sold		574,107
Receivable for shares of Common Stock subscribed		36,385
Prepaid expenses		60,161
		1,212,985,797
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,256,416
Payable for shares of Common Stock redeemed		315,984
Interest payable—Note 2		22,033
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		125
Accrued expenses		134,605
		1,729,163
Net Assets ($)		1,211,256,634
Composition of Net Assets ($):
Paid-in capital		779,945,714
Accumulated undistributed investment income—net		15,686,051
Accumulated net realized gain (loss) on investments		96,825,437
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		318,799,432
Net Assets ($)		1,211,256,634

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	43,698,359	16,303,380	809,432,162	341,822,733
Shares Outstanding	2,341,639	896,873	42,770,804	18,081,803
Net Asset Value Per Share ($)	18.66	18.18	18.92	18.90

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Income:
Interest	988
Cash dividends (net of $2,751,057 foreign taxes withheld at source):
Unaffiliated issuers	35,338,122
Affiliated issuers	34,384
Total Income	35,373,494
Expenses:
Management fee—Note 3(a)	15,416,981
Custodian fees—Note 3(c)	437,029
Shareholder servicing costs—Note 3(c)	366,158
Directors’ fees and expenses—Note 3(d)	139,798
Distribution fees—Note 3(b)	135,796
Professional fees	85,268
Registration fees	64,420
Interest expense—Note 2	57,029
Prospectus and shareholders’ reports	23,155
Loan commitment fees—Note 2	20,466
Miscellaneous	62,602
Total Expenses	16,808,702
Less—reduction in fees due to earnings credits—Note 3(c)	(24)
Net Expenses	16,808,678
Investment Income—Net	18,564,816
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	96,703,300
Net realized gain (loss) on forward foreign currency exchange contracts	(329,041)
Net Realized Gain (Loss)	96,374,259
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(117,034,607)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(125)
Net Unrealized Appreciation (Depreciation)	(117,034,732)
Net Realized and Unrealized Gain (Loss) on Investments	(20,660,473)
Net (Decrease) in Net Assets Resulting from Operations	(2,095,657)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	18,564,816	18,645,079
Net realized gain (loss) on investments	96,374,259	11,021,250
Net unrealized appreciation (depreciation) on investments	(117,034,732)	77,170,067
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,095,657)	106,836,396
Dividends to Shareholders from ($):
Investment income—net:
Class A	(363,489)	(512,902)
Class I	(15,456,826)	(13,098,083)
Class Y	(5,037,940)	(142,507)
Net realized gain on investments:
Class A	(252,406)	-
Class C	(99,330)	-
Class I	(6,528,723)	-
Class Y	(2,107,437)	-
Total Dividends	(29,846,151)	(13,753,492)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,042,493	10,604,219
Class C	529,851	1,187,078
Class I	129,886,552	442,939,658
Class Y	23,210,988	461,633,983
Dividends reinvested:
Class A	593,048	486,350
Class C	73,742	-
Class I	21,539,427	10,562,290
Class Y	3,565,667	142,498
Cost of shares redeemed:
Class A	(14,834,842)	(48,160,329)
Class C	(5,220,553)	(4,523,033)
Class I	(789,917,460)	(633,636,703)
Class Y	(146,142,788)	(20,771,111)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(773,673,875)	220,464,900
Total Increase (Decrease) in Net Assets	(805,615,683)	313,547,804
Net Assets ($):
Beginning of Period	2,016,872,317	1,703,324,513
End of Period	1,211,256,634	2,016,872,317
Undistributed investment income—net	15,686,051	18,708,072

14

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	164,050	588,683
Shares issued for dividends reinvested	32,284	26,870
Shares redeemed	(801,721)	(2,608,164)
Net Increase (Decrease) in Shares Outstanding	(605,387)	(1,992,611)
Class C
Shares sold	28,867	68,010
Shares issued for dividends reinvested	4,092	-
Shares redeemed	(287,961)	(253,264)
Net Increase (Decrease) in Shares Outstanding	(255,002)	(185,254)
Class Ia
Shares sold	6,814,978	24,005,242
Shares issued for dividends reinvested	1,159,280	576,544
Shares redeemed	(41,863,430)	(33,673,734)
Net Increase (Decrease) in Shares Outstanding	(33,889,172)	(9,091,948)
Class Ya
Shares sold	1,240,691	24,357,908
Shares issued for dividends reinvested	192,219	7,783
Shares redeemed	(7,873,294)	(1,110,597)
Net Increase (Decrease) in Shares Outstanding	(6,440,384)	23,255,094

[a] During the period ended November 30, 2014, 22,262,630 Class I shares representing $423,212,595 were exchanged for 22,286,077 Class Y shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.89	18.02	15.02	13.51	12.99
Investment Operations:
Investment income—net[a]	.13	.14	.13	.11	.11
Net realized and unrealized gain (loss) on investments	(.14)	.83	2.95	1.62	.52
Total from Investment Operations	(.01)	.97	3.08	1.73	.63
Distributions:
Dividends from investment income—net	(.13)	(.10)	(.08)	(.10)	(.07)
Dividends from net realized gain on investments	(.09)	-	-	(.12)	(.04)
Total Distributions	(.22)	(.10)	(.08)	(.22)	(.11)
Net asset value, end of period	18.66	18.89	18.02	15.02	13.51
Total Return (%)[b]	(.13)	5.49	20.60	13.08	4.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.23	1.24	1.28	1.27
Ratio of net expenses to average net assets	1.23	1.23	1.24	1.28	1.27
Ratio of net investment income to average net assets	.71	.76	.76	.80	.80
Portfolio Turnover Rate	10.82	7.05	6.39	6.05	8.54
Net Assets, end of period ($ x 1,000)	43,698	55,682	89,024	61,806	48,872

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.42	17.61	14.71	13.24	12.78
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.01)	.00[b]	.01	.01
Net realized and unrealized gain (loss) on investments	(.14)	.82	2.90	1.59	.50
Total from Investment Operations	(.15)	.81	2.90	1.60	.51
Distributions:
Dividends from investment income—net	-	-	-	(.01)	(.01)
Dividends from net realized gain on investments	(.09)	-	-	(.12)	(.04)
Total Distributions	(.09)	-	-	(.13)	(.05)
Net asset value, end of period	18.18	18.42	17.61	14.71	13.24
Total Return (%)[c]	(.83)	4.60	19.72	12.21	4.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	2.00	2.01	2.05	2.03
Ratio of net expenses to average net assets	1.99	2.00	2.01	2.05	2.03
Ratio of net investment income (loss ) to average net assets	(.07)	(.05)	.00[d]	.05	.05
Portfolio Turnover Rate	10.82	7.05	6.39	6.05	8.54
Net Assets, end of period ($ x 1,000)	16,303	21,221	23,543	15,883	13,872

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	19.18	18.28	15.24	13.70	13.15
Investment Operations:
Investment income—net[a]	.20	.20	.19	.16	.16
Net realized and unrealized gain (loss) on investments	(.16)	.85	2.98	1.64	.53
Total from Investment Operations	.04	1.05	3.17	1.80	.69
Distributions:
Dividends from investment income—net	(.21)	(.15)	(.13)	(.14)	(.10)
Dividends from net realized gain on investments	(.09)	-	-	(.12)	(.04)
Total Distributions	(.30)	(.15)	(.13)	(.26)	(.14)
Net asset value, end of period	18.92	19.18	18.28	15.24	13.70
Total Return (%)	.20	5.80	20.93	13.49	5.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.93	.93
Ratio of net expenses to average net assets	.91	.91	.91	.93	.93
Ratio of net investment income to average net assets	1.05	1.06	1.12	1.14	1.13
Portfolio Turnover Rate	10.82	7.05	6.39	6.05	8.54
Net Assets, end of period ($ x 1,000)	809,432	1,470,169	1,567,608	668,063	472,646

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	19.16	18.27	16.40
Investment Operations:
Investment income—net[b]	.19	.14	.01
Net realized and unrealized gain (loss) on investments	(.15)	.90	1.86
Total from Investment Operations	.04	1.04	1.87
Distributions:
Dividends from investment income—net	(.21)	(.15)	-
Dividends from net realized gain on investments	(.09)	-	-
Total Distributions	(.30)	(.15)	-
Net asset value, end of period	18.90	19.16	18.27
Total Return (%)	.21	5.75	11.40[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90[d]
Ratio of net expenses to average net assets	.90	.90	.90[d]
Ratio of net investment income to average net assets	1.03	.74	.83[d]
Portfolio Turnover Rate	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	341,823	469,801	23,149

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 4, 2016, the fund was re-opened to new investors. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

20

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

21

NOTES TO FINANCIAL STATEMENTS (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	536,287,059	-	-	536,287,059
Equity Securities - Foreign Common Stocks†	637,712,353	-	-	637,712,353
Mutual Funds	34,331,934	-	-	34,331,934
Rights†	213,605	-	-	213,605
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(125)	-	(125)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

23

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	31,510,000	464,074,956	461,253,022	34,331,934	2.9

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

24

tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,334,377, undistributed capital gains $89,434,414 and unrealized appreciation $318,542,129.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: ordinary income $24,906,950 and $13,753,492, and long-term capital gains $4,939,201 and $0, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $728,582 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2015, was approximately $5,080,500 with a related weighted average annualized interest rate of 1.12%.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2015, the Distributor retained $425 from commissions earned on sales of the fund’s Class A shares and $379 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $135,796 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $125,659 and $45,265, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was

26

charged $10,622 for transfer agency services and $506 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $24.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $437,029 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $978,097, Distribution Plan fees $10,120, Shareholder Services Plan fees $12,430, custodian fees $252,037, Chief Compliance Officer fees $1,765 and transfer agency fees $1,967.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2015, amounted to $190,113,931 and $978,064,834, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
National Australia Bank
British Pound,
Expiring
12/1/2015	44,985	67,626	67,751	(125)
Gross Unrealized Depreciation				(125)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

28

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(125)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(125)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(125)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
National Australia Bank	(125)		-	-	(125)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

Average Market Value ($)
Forward contracts	1,042,158

At November 30, 2015, the cost of investments for federal income tax purposes was $889,812,363; accordingly, accumulated net unrealized appreciation on investments was $318,732,588, consisting of $359,640,967 gross unrealized appreciation and $40,908,379 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2015:

- the total amount of taxes paid to foreign countries was $2,751,057

- the total amount of income sourced from foreign countries was $25,781,196.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. For the fiscal year ended November 30, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $24,906,950 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.0391 per share as a short-term capital gain distribution and $.0477 per share as a long-term capital gain distribution paid on December 31, 2014.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

32

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group in two of the periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for five of the eight calendar years shown. Representatives of Dreyfus and the Subadviser discussed reasons for the fund’s underperformance and explained that the Subadviser was following its investment approach of a “buy-and-hold” strategy of investing in large (“mega”) capitalization companies considered to be of high quality.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was concerned about the fund’s relative performance, but expressed confidence in the Subadviser’s investment approach and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

34

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Joni Evans (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Hans C. Mautner (78)

Board Member (1984)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

36

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

39

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

40

NOTES

41

For More Information

Global Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6159AR1115

Dreyfus U.S. Equity Fund

ANNUAL REPORT November 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 0.50%, Class C shares returned -0.29%, Class I shares returned 0.88%, and Class Y shares returned 0.89%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International USA Index (“MSCI USA Index”), achieved a 2.10% return over the same period.2

Modestly positive results from U.S. stocks for the reporting period masked heightened volatility amid shifting global economic sentiment. The fund lagged its benchmark, mainly due to shortfalls in the industrials, consumer staples, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks of companies that are located in the United States. When selecting stocks, Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of their products, costs and pricing, competition, industry position, and outlook.

Global Economic Concerns Sparked Market Turmoil

The reporting period commenced at a time of rising stock prices stemming from robust U.S. employment gains and improved consumer and business confidence. Despite disappointing economic data over the first quarter of 2015, the recovery got back on track in the spring, driving the MSCI USA Index to record highs.

However, a debt crisis in Greece and slowing economic growth in China soon sent U.S. stock prices lower. Stocks dipped into negative territory in August after Chinese authorities devalued the country’s currency, but a strong rally in October sent the MSCI USA Index back into positive territory after several large companies reported better-than-expected financial results. As a result, the benchmark ended the reporting period with a modest gain.

In this environment, investors mostly focused on companies exhibiting high levels of earnings growth, often regardless of their expensive valuations. More attractively priced stocks generally lagged market averages.

Focus on Quality Dampened Relative Performance

The fund’s focus on companies capable of sustainable wealth generation, especially in times of uncertainty, hindered relative performance during growth-at-any-price market rallies in the reporting period’s first half. The fund fared better amid heightened market volatility over the second half, but it was not enough to fully offset earlier weakness.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Relative performance was hurt by overweighted exposure to the industrials sector, where falling commodity prices and a strengthening U.S. dollar undermined revenues from overseas markets. W.W. Grainger, MSC Industrial Direct, and Donaldson struggled with a general slowdown in industrial demand, particularly from customers in the energy sector. In the consumer staples sector, Wal-Mart Stores encountered competitive pressures and higher costs related to wages, environmental initiatives, and its e-commerce platform. In other areas, footwear and accessories retailer DSW failed to gain market share in the face of heightened promotional competition, prompting its sale from the portfolio. Biotechnology firm Biogen was hurt by industry-wide declines in the wake of previously robust gains. The fund did not own internet retailer Amazon.com, which posted stronger earnings and advanced sharply despite a rich valuation. Energy exploration-and-production company Apache saw lower-than-expected production volumes from projects in the southwestern United States.

In contrast, the fund participated in gains achieved by information technology giants Microsoft and Alphabet (formerly Google). In addition, software developer Adobe Systems produced strong financial results after a change to a cloud- and subscription-based business model, and information processing solutions provider Jack Henry & Associates benefited from higher revenues when its community banking customers upgraded their systems and software. The consumer discretionary sector also bolstered relative performance, led by specialty coffee seller Starbucks, which generated higher earnings as it expanded its global footprint and reinforced its digital brand. Apparel retailer Urban Outfitters recovered from previous fashion mistakes, after which we sold the stock at an attractive price. Athletic footwear maker NIKE reported a robust sales increase in China and has controlled costs while maintaining its reputation for innovation.

A Long-Term, Selective Approach

Although volatile markets and global economic uncertainty can be disconcerting over the near term, we believe that over the longer term they can separate strong companies from the weak and good management teams from the bad. In our judgment, our long-term, selective approach can help investors participate in the growth of superior businesses with long-term vision, differentiated customer propositions, and robust financial structures. As of the reporting period’s end, we have identified an ample number of attractive opportunities in the industrials, health care, information technology, and materials sectors, but relatively few in the financials and consumer staples sectors.

December 17, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, Class A and Class C returns would have been lower.

2 SOURCE: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International USA (MSCI USA) Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares, and the Morgan Stanley Capital International USA Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International USA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/15

	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	-5.27%	9.27%		6.52%
without sales charge	5/30/08	0.50%	10.56%		7.36%
Class C shares
with applicable redemption charge †	5/30/08	-1.24%	9.67%		6.52%
without redemption	5/30/08	-0.29%	9.67%		6.52%
Class I shares	5/30/08	0.88%	10.96%		7.73%
Class Y shares	7/1/13	0.89%	10.84%	††	7.54%	††
Morgan Stanley Capital International USA Index	5/31/08	2.10%	13.66%		7.07%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the index as of 5/31/08 is used as the beginning value on 5/30/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.74	$ 9.47	$ 4.05	$ 3.95
Ending value (after expenses)	$ 992.50	$ 989.00	$ 994.50	$ 995.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.82	$ 9.60	$ 4.10	$ 4.00
Ending value (after expenses)	$ 1,019.30	$ 1,015.54	$ 1,021.01	$ 1,021.11

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .81 % for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
November 30, 2015

Common Stocks - 99.1%	Shares		Value ($)
Capital Goods - 15.9%
Boeing	81,000		11,781,450
Donaldson	371,900		11,677,660
Emerson Electric	242,700		12,135,000
Fastenal	327,400	[a]	13,285,892
Flowserve	263,300		12,174,992
MSC Industrial Direct Cl. A	175,800		10,846,860
Toro	111,300		8,577,891
W.W. Grainger	56,800	[a]	11,390,672
			91,870,417
Consumer Durables & Apparel - 2.0%
NIKE, Cl. B	88,300		11,680,324
Consumer Services - 4.4%
McDonald's	118,500		13,527,960
Starbucks	198,800		12,204,332
			25,732,292
Energy - 7.3%
EOG Resources	149,620		12,482,797
Halliburton	114,300		4,554,855
Occidental Petroleum	165,500		12,510,145
Schlumberger	162,050		12,502,157
			42,049,954
Health Care Equipment & Services - 12.5%
C.R. Bard	64,550		12,059,231
Cerner	183,000	[b]	10,906,800
Intuitive Surgical	23,800	[b]	12,376,476
ResMed	202,600	[a]	12,068,882
Stryker	127,700		12,317,942
Varian Medical Systems	156,400	[a,b]	12,633,992
			72,363,323
Household & Personal Products - 3.3%
Colgate-Palmolive	190,700		12,525,176
Estee Lauder, Cl. A	79,000		6,645,480
			19,170,656
Materials - 8.7%
Ecolab	121,000		14,418,360
FMC	220,500		9,474,885
Monsanto	135,800		12,922,728

8

Common Stocks - 99.1% (continued)	Shares		Value ($)
Materials - 8.7% (continued)
Praxair	117,300		13,231,440
			50,047,413
Media - 1.6%
Walt Disney	83,000		9,418,010
Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
Biogen	36,700	[b]	10,527,762
Celgene	98,100	[b]	10,737,045
Gilead Sciences	117,000		12,397,320
Johnson & Johnson	128,800		13,039,712
Mettler-Toledo International	29,400	[b]	10,077,732
			56,779,571
Retailing - 3.9%
The TJX Companies	163,700		11,557,220
Tractor Supply	120,200		10,739,870
			22,297,090
Software & Services - 20.8%
Adobe Systems	135,800	[b]	12,420,268
Alphabet, Cl. A	2,260	[b]	1,724,041
Alphabet, Cl. C	17,006	[b]	12,628,656
Automatic Data Processing	158,400		13,663,584
Cognizant Technology Solutions, Cl. A	212,300	[b]	13,710,334
Jack Henry & Associates	159,400		12,653,172
MasterCard Cl. A	129,900		12,719,808
Microsoft	255,300		13,875,555
Oracle	332,800		12,969,216
Paychex	258,300		14,012,775
			120,377,409
Technology Hardware & Equipment - 4.6%
Amphenol, Cl. A	231,300		12,733,065
Cisco Systems	510,100		13,900,225
			26,633,290
Telecommunication Services - 2.3%
TE Connectivity	200,600		13,458,254
Transportation - 2.0%
Expeditors International of Washington	233,100		11,314,674
Total Common Stocks (cost $409,049,377)			573,192,677

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $8,359,354)	8,359,354	[c]	8,359,354
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $6,050,969)	6,050,969	[c]	6,050,969
Total Investments (cost $423,459,700)	101.6%		587,603,000
Liabilities, Less Cash and Receivables	(1.6%)		(9,389,989)
Net Assets	100.0%		578,213,011

aSecurity, or portion thereof, on loan. At November 30, 2015, the value of the fund’s securities on loan was $46,546,477 and the value of the collateral held by the fund was $47,475,040, consisting of cash collateral of $6,050,969 and U.S. Government & Agency securities valued at $41,424,071.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	20.8
Capital Goods	15.9
Health Care Equipment & Services	12.5
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Materials	8.7
Energy	7.3
Technology Hardware & Equipment	4.6
Consumer Services	4.4
Retailing	3.9
Household & Personal Products	3.3
Money Market Investments	2.5
Telecommunication Services	2.3
Consumer Durables & Apparel	2.0
Transportation	2.0
Media	1.6
101.6

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $46,546,477)—Note 1(b):
Unaffiliated issuers	409,049,377	573,192,677
Affiliated issuers	14,410,323	14,410,323
Dividends and securities lending income receivable		968,323
Receivable for shares of Common Stock subscribed		460
Prepaid expenses		18,161
		588,589,944
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		401,546
Liability for securities on loan—Note 1(b)		6,050,969
Payable for shares of Common Stock redeemed		3,858,106
Accrued expenses		66,312
		10,376,933
Net Assets ($)		578,213,011
Composition of Net Assets ($):
Paid-in capital		338,054,965
Accumulated undistributed investment income—net		5,206,895
Accumulated net realized gain (loss) on investments		70,807,851
Accumulated net unrealized appreciation (depreciation) on investments		164,143,300
Net Assets ($)		578,213,011

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,449,197	348,265	30,654,042	545,761,507
Shares Outstanding	73,287	18,383	1,542,085	27,455,552
Net Asset Value Per Share ($)	19.77	18.94	19.88	19.88

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,570,732
Affiliated issuers	9,480
Income from securities lending—Note 1(b)	64,777
Total Income	10,644,989
Expenses:
Management fee—Note 3(a)	5,148,938
Directors’ fees and expenses—Note 3(d)	63,163
Custodian fees—Note 3(c)	56,157
Registration fees	55,633
Professional fees	51,915
Shareholder servicing costs—Note 3(c)	13,401
Prospectus and shareholders’ reports	8,547
Loan commitment fees—Note 2	7,781
Distribution fees—Note 3(b)	2,890
Interest expense—Note 2	384
Miscellaneous	29,048
Total Expenses	5,437,857
Less—reduction in expenses due to undertaking—Note 3(a)	(895)
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	5,436,956
Investment Income—Net	5,208,033
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	70,822,451
Net unrealized appreciation (depreciation) on investments	(70,934,387)
Net Realized and Unrealized Gain (Loss) on Investments	(111,936)
Net Increase in Net Assets Resulting from Operations	5,096,097

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	5,208,033	6,877,248
Net realized gain (loss) on investments	70,822,451	35,143,437
Net unrealized appreciation (depreciation) on investments	(70,934,387)	7,692,468
Net Increase (Decrease) in Net Assets Resulting from Operations	5,096,097	49,713,153
Dividends to Shareholders from ($):
Investment income—net:
Class A	(8,272)	(8,495)
Class C	-	(610)
Class I	(275,670)	(5,059,950)
Class Y	(6,136,956)	(7)
Net realized gain on investments:
Class A	(92,066)	(10,199)
Class C	(24,745)	(4,325)
Class I	(1,531,335)	(3,404,196)
Class Y	(33,499,764)	(5)
Total Dividends	(41,568,808)	(8,487,787)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	198,991	255,615
Class C	31,106	6,026
Class I	9,925,632	122,944,935
Class Y	59,930,317	804,477,428
Dividends reinvested:
Class A	91,099	17,062
Class C	20,083	2,404
Class I	1,638,458	3,833,304
Class Y	21,529,033	-
Cost of shares redeemed:
Class A	(815,168)	(757,712)
Class C	(198,982)	(543,401)
Class I	(13,715,998)	(930,072,086)
Class Y	(250,167,999)	(76,500,502)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(171,533,428)	(76,336,927)
Total Increase (Decrease) in Net Assets	(208,006,139)	(35,111,561)
Net Assets ($):
Beginning of Period	786,219,150	821,330,711
End of Period	578,213,011	786,219,150
Undistributed investment income—net	5,206,895	6,419,760

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	10,065	13,025
Shares issued for dividends reinvested	4,624	859
Shares redeemed	(41,489)	(38,125)
Net Increase (Decrease) in Shares Outstanding	(26,800)	(24,241)
Class C
Shares sold	1,601	316
Shares issued for dividends reinvested	1,057	125
Shares redeemed	(10,458)	(27,659)
Net Increase (Decrease) in Shares Outstanding	(7,800)	(27,218)
Class Ia
Shares sold	502,588	6,242,271
Shares issued for dividends reinvested	83,002	192,435
Shares redeemed	(689,970)	(46,165,337)
Net Increase (Decrease) in Shares Outstanding	(104,380)	(39,730,631)
Class Ya
Shares sold	3,026,656	39,794,904
Shares issued for dividends reinvested	1,090,630	-
Shares redeemed	(12,657,881)	(3,798,814)
Net Increase (Decrease) in Shares Outstanding	(8,540,595)	35,996,090

[a] During the period ended November 30, 2014, 37,528,119 Class I shares representing $758,955,395 were exchanged for 37,528,119 Class Y shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.70	19.67	15.45	14.20	12.83
Investment Operations:
Investment income—net[a]	.08	.10	.08	.08	.04
Net realized and unrealized gain (loss) on investments	.01[b]	1.08	4.25	1.17	1.39
Total from Investment Operations	.09	1.18	4.33	1.25	1.43
Distributions:
Dividends from investment income—net	(.08)	(.07)	(.11)	-	-
Dividends from net realized gain on investments	(.94)	(.08)	-	-	(.06)
Total Distributions	(1.02)	(.15)	(.11)	-	(.06)
Net asset value, end of period	19.77	20.70	19.67	15.45	14.20
Total Return (%)[c]	.50	6.02	28.20	8.80	11.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.16	1.15	1.22	1.15
Ratio of net expenses to average net assets	1.14	1.14	1.14	1.22	1.15
Ratio of net investment income to average net assets	.41	.48	.48	.57	.29
Portfolio Turnover Rate	13.81	12.14	7.13	5.73	10.61
Net Assets, end of period ($ x 1,000)	1,449	2,071	2,446	1,810	988

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Exclusive of sales charge.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	19.93	19.04	14.97	13.88	12.65
Investment Operations:
Investment (loss)—net[a]	(.07)	(.05)	(.06)	(.05)	(.06)
Net realized and unrealized gain (loss) on investments	.02[b]	1.03	4.13	1.14	1.35
Total from Investment Operations	(.05)	.98	4.07	1.09	1.29
Distributions:
Dividends from investment income—net	-	(.01)	-	-	-
Dividends from net realized gain on investments	(.94)	(.08)	-	-	(.06)
Total Distributions	(.94)	(.09)	-	-	(.06)
Net asset value, end of period	18.94	19.93	19.04	14.97	13.88
Total Return (%)[c]	(.29)	5.23	27.19	7.85	10.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	1.94	2.02	2.08	1.94
Ratio of net expenses to average net assets	1.90	1.88	1.93	2.08	1.94
Ratio of net investment (loss) to average net assets	(.35)	(.26)	(.34)	(.33)	(.47)
Portfolio Turnover Rate	13.81	12.14	7.13	5.73	10.61
Net Assets, end of period ($ x 1,000)	348	522	1,016	278	214

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.82	19.77	15.51	14.27	12.88
Investment Operations:
Investment income—net[a]	.15	.16	.14	.14	.09
Net realized and unrealized gain (loss) on investments	.02[b]	1.09	4.27	1.17	1.38
Total from Investment Operations	.17	1.25	4.41	1.31	1.47
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.15)	(.07)	(.02)
Dividends from net realized gain on investments	(.94)	(.08)	-	-	(.06)
Total Distributions	(1.11)	(.20)	(.15)	(.07)	(.08)
Net asset value, end of period	19.88	20.82	19.77	15.51	14.27
Total Return (%)	.88	6.37	28.75	9.23	11.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.78	.79	.80	.82
Ratio of net expenses to average net assets	.80	.78	.79	.80	.82
Ratio of net investment income to average net assets	.75	.77	.81	.95	.67
Portfolio Turnover Rate	13.81	12.14	7.13	5.73	10.61
Net Assets, end of period ($ x 1,000)	30,654	34,278	817,867	535,019	376,490

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	20.82	19.76	17.41
Investment Operations:
Investment income—net[b]	.15	.20	.06
Net realized and unrealized gain (loss) on investments	.02[c]	1.06	2.29
Total from Investment Operations	.17	1.26	2.35
Distributions:
Dividends from investment income—net	(.17)	(.12)	-
Dividends from net realized gain on investments	(.94)	(.08)	-
Total Distributions	(1.11)	(.20)	-
Net asset value, end of period	19.88	20.82	19.76
Total Return (%)	.89	6.43	13.50[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.76[e]
Ratio of net expenses to average net assets	.79	.79	.76[e]
Ratio of net investment income to average net assets	.76	1.03	.78[e]
Portfolio Turnover Rate	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	545,762	749,348	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
d Not annualized.
e Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund is closed to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	573,192,677	-	-	573,192,677
Mutual Funds	14,410,323	-	-	14,410,323

† See Statement of Investments for additional detailed categorizations.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2015, The Bank of New York Mellon earned $15,868 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

22

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	18,282,000	197,228,339	207,150,985	8,359,354	1.4
Dreyfus Institutional Cash Advantage Fund	29,867,949	148,609,059	172,426,039	6,050,969	1.1
Total	48,149,949	345,837,398	379,577,024	14,410,323	2.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,385,230, undistributed capital gains $68,629,516 and unrealized appreciation $164,143,300.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as

23

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $8,608,110 and $5,069,062, and long-term capital gains $32,960,698 and $3,418,725, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2015 was approximately $34,500 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2014 through April 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $895 during the period ended November 30, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $2,890 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

24

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $4,413 and $963, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $3,213 for transfer agency services and $117 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $56,157 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $363,607, Distribution Plan fees $214, Shareholder Services Plan fees $378, custodian fees $32,253, Chief Compliance Officer fees $1,765 and transfer agency fees $3,350, which are offset against an expense reimbursement currently in effect in the amount of $21.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2015, amounted to $92,747,042 and $285,205,421, respectively.

At November 30, 2015, the cost of investments for federal income tax purposes was $423,459,700; accordingly, accumulated net unrealized appreciation on investments was $164,143,300, consisting of $182,752,924 gross unrealized appreciation and $18,609,624 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2015 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,608,110 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.0588 per share as a short-term capital gain distribution and $.8861 per share as a long-term capital gain distribution paid on December 31, 2014.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe median for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Representatives of Dreyfus and the Subadviser discussed reasons for the fund’s underperformance and explained that the Subadviser was following its investment approach of a “buy-and-hold” strategy of investing in large (“mega”) capitalization companies considered to be of high quality.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group median and slightly above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the fund’s average daily net assets

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The

30

Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board was concerned about the fund’s relative performance, but expressed confidence in the Subadviser’s investment approach and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Joni Evans (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Hans C. Mautner (78)

Board Member (1984)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

34

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

36

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus U.S. Equity Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6011AR1115

Dreyfus Select Managers Small Cap Value Fund

ANNUAL REPORT November 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Value Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers, EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Dreyfus Select Managers Small Cap Value Fund’s Class A, Class C, Class I, and Class Y shares produced total returns of 0.01%, -0.72%, 0.26%, and 0.31%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned 0.35% for the same period.2

Small-cap value stocks produced roughly flat returns over the reporting period, masking heightened volatility amid shifting economic sentiment. The fund’s Class Y shares performed in line with the index, as relative strength in the energy sector was balanced by weakness among financial stocks.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund uses a “multi-manager” approach by selecting various sub-advisers to manage its assets. As the fund’s portfolio allocation managers, we seek sub-advisers that complement one another’s style of investing, consistent with the fund’s investment goal. We monitor and evaluate the performance of the sub-advisers and will make corresponding recommendations to Dreyfus and the fund’s board based on our evaluations.

The fund’s assets are currently under the day-to-day portfolio management of eight sub-advisers, each acting independently of one another and using their own methodology to select portfolio investments. As of the end of the reporting period, 14% of the fund’s assets are under the management of Thompson, Siegel, and Walmsley, LLC, which employs a combination of quantitative and qualitative security selection methods based on a four-factor valuation model. Approximately 23% of the fund’s assets are under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values. Approximately 14% of the fund’s assets are under the management of Neuberger Berman Management LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material discount to their intrinsic value. Approximately 11% of the fund’s assets are under the management of Lombardia Capital Partners, which uses fundamental analysis and a bottom-up value-oriented approach in seeking stocks trading below their intrinsic values. Approximately 6% of the fund’s assets are under the management of Iridian Asset Management LLC, which employs bottom-up stock selection and a disciplined valuation process to identify and invest in corporate change. Approximately 5% of the fund’s assets are under the management of Kayne Anderson Rudnick Investment Management, LLC, which employs a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies whose securities are trading at attractive valuations. Approximately 22% of the fund’s assets are under the management of Channing Capital Management, LLC, which employs intensive, fundamental, bottom-up research to identify high-quality companies with strong balance sheets and management teams. Finally, approximately 5% of the fund’s assets are allocated to Eastern Shore Capital

3

DISCUSSION OF FUND PERFORMANCE (continued)

Management, which focuses on companies with quality fundamentals. These percentages can change over time, within ranges described in the prospectus.

Global Economic Concerns Sparked Market Volatility

A U.S. economic recovery got back on track in the spring of 2015, driving the Index to record highs soon after the reporting period began. However, a debt crisis in Greece and slowing economic growth in China sent U.S. stock prices broadly lower over the summer. Stocks fell sharply in August and September when investors worried that instability in overseas markets might hurt the U.S. economy. A strong October rally subsequently erased those losses, and the benchmark ended the reporting period in slightly positive territory.

Underlying Strategies Produced Mixed Results

The fund benefited in this environment from underweighted exposure to the hard-hit energy sector, which helped cushion the impact of the market segment’s declines. Conversely, overweighted exposure to the materials sector hurt relative results, but strong stock selections more than overcame allocation-related weakness. For example, specialty chemicals producer Cytec Industries gained value after receiving an acquisition offer, and lower input prices helped expand profits for office supplies maker Avery Dennison.

Laggards during the reporting period were concentrated in the financials sector, where underweighted exposure to banks in the recovering economy undermined relative performance. Disappointing individual stock selections included pawn store operator First Cash Financial Services, where short-term lending volumes fell after lower energy prices put more cash in customers’ pockets.

A Constructive Investment Posture

We remain optimistic about the prospects for small-cap value stocks. The U.S. economy has continued to grow, and small-cap stocks historically have fared well compared to other capitalization ranges when interest rates rise. Moreover, U.S.-centric small-cap companies may be insulated from currency fluctuations and economic instability overseas. We also expect increased mergers-and-acquisitions activity to benefit the asset class.

December 17, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. -- Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000 Value Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/15
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	-5.75%	9.67%		14.07%
without sales charge	12/17/08	0.01%	10.98%		15.05%
Class C shares
with applicable redemption charge †	12/17/08	-1.60%	10.18%		14.21%
without redemption	12/17/08	-0.72%	10.18%		14.21%
Class I shares	12/17/08	0.26%	11.37%		15.42%
Class Y shares	7/1/13	0.31%	11.37%	††	15.34%	††
Russell 2000 Value Index	12/31/08	0.35%	10.60%		12.75%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 12/31/08 is used as the beginning value on 12/17/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Value Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.34	$ 10.05	$ 4.82	$ 4.67
Ending value (after expenses)	$959.90	$956.10	$960.90	$961.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.53	$ 10.35	$ 4.96	$ 4.81
Ending value (after expenses)	$1,018.60	$1,014.79	$1,020.16	$1,020.31

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, .98% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
November 30, 2015

Common Stocks - 97.4%	Shares		Value ($)
Automobiles & Components - 1.2%
American Axle & Manufacturing Holdings	22,280	[a]	507,093
Dorman Products	7,890	[a]	376,511
Gentherm	29,700	[a]	1,509,948
Horizon Global	12,808	[a]	111,302
Motorcar Parts of America	33,200	[a]	1,329,992
Superior Industries International	108,320		2,113,323
Thor Industries	20,570		1,191,414
Winnebago Industries	121,605	[b]	2,736,112
			9,875,695
Banks - 14.8%
Atlantic Coast Financial	132,205	[a]	772,077
Banc of California	43,365		651,342
Bancorp	113,300	[a,b]	870,144
Bank of Hawaii	44,680	[b]	3,091,409
BankUnited	124,836		4,718,801
BBCN Bancorp	77,407		1,463,766
BofI Holding	37,200	[a,b]	745,116
Boston Private Financial Holdings	145,355		1,758,795
Brookline Bancorp	68,785		807,536
Bryn Mawr Bank	50,990		1,516,952
Cathay General Bancorp	23,075		791,934
Centerstate Banks	65,350		1,041,679
City Holding	35,350	[b]	1,764,672
Columbia Banking System	205,970		7,320,174
Commerce Bancshares	29,993		1,377,290
Community Bank System	44,345	[b]	1,912,600
Customers Bancorp	62,790	[a]	1,946,490
CVB Financial	115,180		2,130,830
Dime Community Bancshares	105,100		1,945,401
Eagle Bancorp	70,736	[a]	3,864,308
East West Bancorp	33,250		1,442,385
Essent Group	69,230	[a]	1,711,366
F.N.B.	12,899		187,293
First Financial Bancorp	107,540		2,166,931
First Merchants	25,777		701,134
First Niagara Financial Group	216,840		2,337,535
FirstMerit	105,588		2,136,045

8

Common Stocks - 97.4% (continued)	Shares		Value ($)
Banks - 14.8% (continued)
Great Southern Bancorp	28,790		1,464,259
Hancock Holding	45,396		1,321,932
Heritage Financial	40,958		801,958
Huntington Bancshares	203,580		2,379,850
IBERIABANK	86,791		5,499,946
Independent Bank	136,140		7,043,884
Investors bancorp	101,508		1,301,333
Lakeland Financial	46,360		2,231,770
MB Financial	172,138	[b]	6,152,212
Nationstar Mortgage Holdings	81,900	[a,b]	1,115,478
NMI Holdings, Cl. A	246,900	[a]	1,824,591
PacWest Bancorp	106,258		4,996,251
Popular	48,200		1,432,022
PrivateBancorp	12,330		543,876
Provident Financial Services	16,345		341,284
Radian Group	114,000		1,624,500
Renasant	28,850		1,053,891
Signature Bank	10,120	[a]	1,600,478
South State	55,530		4,365,213
Southside Bancshares	64,197		1,812,923
Sterling Bancorp	51,195		897,960
Stock Yards Bancorp	21,110		850,100
TCF Financial	88,850		1,361,182
Texas Capital Bancshares	47,770	[a]	2,831,806
TriCo Bancshares	61,440		1,800,192
TrustCo Bank	232,233		1,523,448
Umpqua Holdings	74,150		1,328,768
Union Bankshares	35,416		950,920
United Financial Bancorp	53,605		745,646
Wilshire Bancorp	182,840		2,256,246
WSFS Financial	59,970		2,048,575
Yadkin Financial	17,885		470,197
			117,146,696
Capital Goods - 10.3%
AAON	59,440		1,468,762
Aerojet Rocketdyne Holdings	59,800	[a]	1,048,892
AeroVironment	36,750	[a]	940,065
Albany International, Cl. A	11,440		445,702
Allied Motion Technologies	18,348		438,150

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Capital Goods - 10.3% (continued)
Allison Transmission Holdings	43,510		1,216,540
American Woodmark	6,400	[a]	524,864
Astronics	11,285	[a]	436,617
Beacon Roofing Supply	13,855	[a]	592,578
Briggs & Stratton	62,670		1,193,237
Carlisle	13,650		1,207,342
Chart Industries	42,820	[a]	913,351
Chicago Bridge & Iron Co.	31,670	[b]	1,353,892
Columbus McKinnon	76,460		1,578,134
DigitalGlobe	79,100	[a]	1,336,790
EMCOR Group	29,900		1,506,960
EnerSys	82,687	[b]	4,870,264
Franklin Electric	11,804	[b]	384,928
FreightCar America	94,345		2,287,866
GATX	18,830		871,829
Gibraltar Industries	9,936	[a]	265,192
Global Brass & Copper Holdings	12,045		280,167
Graco	21,250		1,603,525
Granite Construction	16,260		662,920
Great Lakes Dredge and Dock	268,510	[a]	1,216,350
H&E Equipment Services	50,800		1,016,508
Harsco	131,180		1,369,519
Hexcel	121,584		5,725,391
Hillenbrand	98,283		2,976,992
Houston Wire & Cable	42,060		261,613
Hyster-Yale Materials Handling	7,230		418,111
ITT	24,630		978,057
KBR	101,340		1,970,050
KEYW Holding	166,930	[a,b]	1,066,683
Lydall	32,321	[a]	1,177,131
Manitowoc	80,250	[b]	1,356,225
Meritor	71,210	[a]	764,795
Mueller Water Products, Cl. A	212,150	[b]	1,977,238
National Presto Industries	4,515		392,534
Orion Marine Group	61,433	[a]	269,077
Oshkosh	15,634	[b]	685,707
Owens Corning	38,200		1,789,288
Ply Gem Holdings	167,880	[a]	2,216,016
Quanex Building Products	22,285		414,724

10

Common Stocks - 97.4% (continued)	Shares		Value ($)
Capital Goods - 10.3% (continued)
RBC Bearings	20,600	[a]	1,454,772
Regal Beloit	71,111		4,583,815
Spirit Aerosystems Holdings, Cl. A	48,510	[a]	2,544,349
Standex International	18,515		1,654,686
Sun Hydraulics	22,500		740,925
Teledyne Technologies	15,835	[a]	1,464,896
The Greenbrier Companies	38,900		1,317,932
Toro	8,995		693,245
TriMas	110,075	[a]	2,380,922
Trinity Industries	43,000		1,167,450
Triumph Group	32,801		1,313,680
Tutor Perini	189,170	[a]	3,563,963
Twin Disc	30,580		353,199
Valmont Industries	6,800	[b]	797,300
Woodward	50,198		2,531,485
			82,033,195
Commercial & Professional Services - 7.2%
ABM Industries	120,927		3,587,904
Acacia Research	85,250	[b]	503,828
ACCO Brands	122,450	[a,b]	945,314
Brady, Cl. A	16,260		429,101
CBIZ	50,259	[a]	538,274
CDI	41,861		286,329
CEB	22,300		1,723,121
Civeo	118,955	[a]	230,773
Clean Harbors	29,800	[a]	1,290,042
Covanta Holding	195,040	[b]	3,149,896
Deluxe	36,299		2,128,936
G&K Services, Cl. A	13,600		906,712
Huron Consulting Group	81,231	[a]	4,712,210
Kelly Services, Cl. A	34,935		587,956
Korn/Ferry International	26,722		983,370
Matthews International, Cl. A	113,056		6,761,879
McGrath RentCorp	121,800		3,554,124
MSA Safety	107,848		5,058,071
Multi-Color	28,990	[b]	1,812,165
Pitney Bowes	138,025		2,981,340
R.R. Donnelley & Sons	95,533	[b]	1,537,126
Steelcase, Cl. A	489,178		9,783,560

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Commercial & Professional Services - 7.2% (continued)
Tetra Tech	54,964		1,527,450
UniFirst	17,340		1,882,777
US Ecology	10,495		397,131
			57,299,389
Consumer Durables & Apparel - 1.8%
Columbia Sportswear	4,500		210,735
Crocs	55,870	[a]	621,554
CSS Industries	33,540		972,995
Deckers Outdoor	14,800	[a,b]	724,312
G-III Apparel Group	6,395	[a]	293,339
Helen of Troy	3,400	[a]	351,594
Iconix Brand Group	23,974	[a,b]	168,777
iRobot	12,100	[a]	400,389
M/I Homes	130,860	[a]	3,056,890
Nautilus	26,475	[a]	508,585
Skullcandy	178,100	[a]	724,867
Steven Madden	27,900	[a]	890,010
TRI Pointe Group	89,250	[a]	1,245,037
UCP, Cl. A	74,685	[a]	582,543
Unifi	70,260	[a]	2,095,856
Vera Bradley	82,300	[a]	980,193
Wolverine World Wide	27,105		493,040
			14,320,716
Consumer Services - 2.7%
American Public Education	55,570	[a]	1,293,114
Apollo Education Group	168,610	[a]	1,190,387
Ascent Capital Group, Cl. A	36,000	[a]	719,640
Bloomin' Brands	48,610		841,439
Bob Evans Farms	16,565		660,115
Capella Education	35,310		1,694,880
Cheesecake Factory	38,740		1,825,816
Del Taco Restaurants	60,230	[a,b]	664,939
DeVry Education Group	57,070	[b]	1,355,412
Houghton Mifflin Harcourt	50,200	[a]	991,952
Interval Leisure Group	108,930		1,701,487
J Alexander's Holdings	31,219		332,170
Jamba	85,900	[a,b]	1,200,023
La Quinta Holdings	31,620	[a]	473,984
LifeLock	99,900	[a,b]	1,442,556

12

Common Stocks - 97.4% (continued)	Shares		Value ($)
Consumer Services - 2.7% (continued)
Marriott Vacations Worldwide	6,495		395,091
Ruth's Hospitality Group	27,925		481,706
SeaWorld Entertainment	228,670	[b]	4,004,012
			21,268,723
Diversified Financials - 4.9%
Ares Capital	132,881		2,102,177
Artisan Partners Asset Management, Cl. A	28,600		1,117,974
Cowen Group, Cl. A	449,400	[a]	2,134,650
Encore Capital Group	263,770	[a,b]	8,696,497
Evercore Partners, Cl. A	112,736		6,260,230
Fifth Street Finance	77,188		499,406
First Cash Financial Services	47,900	[a]	1,862,831
FNFV Group	180,845	[a]	2,023,656
Gain Capital Holdings	109,539		904,792
Green Dot, Cl. A	98,900	[a]	1,663,498
HFF, Cl. A	24,500		842,065
Janus Capital Group	58,781	[b]	928,152
New Mountain Finance	52,216	[b]	739,901
Stifel Financial	144,286	[a]	6,544,813
Virtus Investment Partners	2,990		407,358
Voya Financial	15,055		612,739
Waddell & Reed Financial, Cl. A	28,594		1,069,416
Westwood Holdings	11,590		676,277
			39,086,432
Energy - 3.1%
Aegean Marine Petroleum Network	151,200		1,424,304
Atwood Oceanics	45,991	[b]	730,337
Core Laboratories	10,200	[b]	1,205,130
Delek US Holdings	46,000		1,273,740
Dorian LPG	28,005	[a]	369,946
Dril-Quip	4,050	[a]	255,596
Era Group	98,090	[a]	1,156,481
Helix Energy Solutions Group	78,300	[a,b]	507,384
ION Geophysical	187,870	[a]	104,756
Laredo Petroleum	255,896	[a,b]	2,786,707
McDermott International	78,220	[a,b]	346,515
Newpark Resources	235,830	[a]	1,532,895
Oasis Petroleum	19,780	[a]	227,272
Oil States International	134,978	[a]	4,281,502

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Energy - 3.1% (continued)
PBF Energy, Cl. A	20,600		834,094
PDC Energy	15,770	[a,b]	890,847
RSP Permian	129,255	[a,b]	3,668,257
Stone Energy	40,095	[a,b]	292,293
TETRA Technologies	144,690	[a]	1,348,511
Tidewater	51,742	[b]	492,066
Triangle Petroleum	32,618	[a]	24,985
Whiting Petroleum	21,080	[a]	348,031
World Fuel Services	8,735		380,759
			24,482,408
Exchange-Traded Funds - .4%
iShares Russell 2000 ETF	24,884	[b]	2,963,684
Food & Staples Retailing - .3%
Andersons	37,550		1,294,348
Fresh Market	15,400	[a]	369,292
SpartanNash	23,767		513,843
Village Super Market, Cl. A	16,900		437,710
			2,615,193
Food, Beverage & Tobacco - 1.5%
Calavo Growers	8,895		503,279
Lancaster Colony	49,247		5,725,456
National Beverage	46,000	[a]	1,998,700
Pinnacle Foods	16,020		697,511
Sanderson Farms	8,838	[b]	661,171
Snyder's-Lance	14,300		530,101
TreeHouse Foods	24,695	[a,b]	2,135,130
			12,251,348
Health Care Equipment & Services - 3.9%
Accuray	150,590	[a,b]	1,060,154
Addus HomeCare	37,510	[a]	854,853
Air Methods	87,967	[a,b]	3,844,158
Allscripts Healthcare Solutions	178,165	[a]	2,713,453
AmSurg	3,100	[a]	260,586
Anika Therapeutics	59,598	[a]	2,500,732
BioTelemetry	64,300	[a]	810,823
Cynosure, Cl. A	37,200	[a]	1,564,632
Derma Sciences	127,685	[a,b]	572,029
Globus Medical, Cl. A	15,490	[a]	420,244
Halyard Health	29,105	[a]	931,069

14

Common Stocks - 97.4% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.9% (continued)
HealthSouth	44,960		1,582,142
Kindred Healthcare	347,223		4,635,427
LHC Group	42,010	[a]	1,955,565
Molina Healthcare	43,070	[a,b]	2,595,398
Natus Medical	9,300	[a]	453,654
NuVasive	7,180	[a]	374,365
Patterson	27,650		1,260,010
PharMerica	12,315	[a]	418,956
Providence Service	27,300	[a]	1,321,866
Team Health Holdings	9,435	[a]	520,246
WellCare Health Plans	7,980	[a]	658,190
			31,308,552
Household & Personal Products - .4%
Elizabeth Arden	41,660	[a,b]	427,015
HRG Group	35,235	[a,b]	482,367
Nu Skin Enterprises, Cl. A	25,020	[b]	872,447
WD-40	13,550		1,338,333
			3,120,162
Insurance - 4.6%
American Equity Investment Life Holding	100,335		2,689,981
American Financial Group	20,230		1,497,020
Assurant	19,120		1,635,142
Endurance Specialty Holdings	21,700	[b]	1,431,332
Federated National Holding Company, Cl. C	56,600		1,618,194
First American Financial	158,221		6,240,236
Greenlight Capital Re, Cl. A	44,300	[a,b]	913,023
Horace Mann Educators	128,240		4,479,423
Infinity Property & Casualty	15,200		1,299,600
Maiden Holdings	109,400	[b]	1,685,854
Navigators Group	23,790	[a]	2,052,125
Primerica	101,040		5,177,290
RLI	22,000		1,335,400
Stewart Information Services	60,982		2,642,960
The Hanover Insurance Group	3,913		331,040
Validus Holdings	26,199		1,236,069
			36,264,689
Materials - 5.9%
A. Schulman	120,523		4,171,301
American Vanguard	151,290		2,384,330

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Materials - 5.9% (continued)
Ampco-Pittsburgh	23,630		274,344
AptarGroup	20,090		1,496,303
Avery Dennison	52,960		3,493,242
Century Aluminum	40,955	[a,b]	152,762
Chemtura	43,740	[a]	1,343,693
Clearwater Paper	13,774	[a]	672,309
Cliffs Natural Resources	661,490	[a,b]	1,481,738
Crown Holdings	51,210	[a]	2,658,311
Ferro	289,180	[a]	3,473,052
FutureFuel	5,200		74,464
Glatfelter	70,600		1,255,974
Greif, Cl. A	22,929		813,292
Haynes International	11,445		447,500
Innospec	8,695		507,788
Intrepid Potash	332,180	[a,b]	1,192,526
Kaiser Aluminum	40,041		3,432,315
Koppers Holdings	55,236	[a]	1,261,038
Kraton Performance Polymers	28,310	[a]	629,898
Materion	56,490		1,639,340
Mercer International	57,885		616,475
Nevsun Resources	235,350		647,213
Olympic Steel	29,450		331,607
PolyOne	208,549		7,503,593
Rayonier Advanced Materials	204,100		2,287,961
Resolute Forest Products	93,700	[a,b]	721,490
Sonoco Products	23,853		1,045,238
Stepan	16,700		869,402
			46,878,499
Media - 1.6%
Cinemark Holdings	50,000		1,735,000
Crown Media Holdings, Cl. A	56,900	[a]	322,623
E.W. Scripps, Cl. A	72,800		1,597,232
Manchester United, Cl. A	42,765	[b]	786,876
Meredith	108,381		5,055,974
New Media Investment Group	105,141		1,914,618
World Wrestling Entertainment, Cl. A	54,300	[b]	922,557
			12,334,880
Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
ACADIA Pharmaceuticals	6,600	[a]	250,470

16

Common Stocks - 97.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 2.6% (continued)
Affymetrix	100,770	[a]	954,292
Albany Molecular Research	26,180	[a]	521,506
Axsome Therapeutics	93,055		821,676
BioDelivery Sciences International	98,175	[a,b]	601,813
Cambrex	33,890	[a]	1,817,521
Cempra	6,585	[a]	210,127
Charles River Laboratories International	107,728	[a]	8,248,733
Concert Pharmaceuticals	101,788	[a]	2,333,999
DepoMed	32,170	[a]	625,385
Flamel Technologies, ADR	113,229	[a]	1,627,101
Fluidigm	30,600	[a,b]	347,922
Impax Laboratories	3,895	[a]	171,614
Lannett Company	40,843	[a,b]	1,509,557
Myriad Genetics	4,200	[a]	182,700
PAREXEL International	5,330	[a]	361,641
Relypsa	9,910	[a]	223,074
			20,809,131
Real Estate - 3.6%
Alexander & Baldwin	8,490		321,856
AV Homes	53,605	[a]	746,182
Chatham Lodging Trust	52,100	[c]	1,187,359
Communications Sales & Leasing	36,600	[c]	711,870
Corporate Office Properties Trust	224,087	[c]	4,994,899
Equity Commonwealth	34,800	[a,c]	961,176
FelCor Lodging Trust	178,000	[c]	1,427,560
First Potomac Realty Trust	53,967	[c]	627,097
Hersha Hospitality Trust	69,417	[c]	1,638,935
Highwoods Properties	7,590	[c]	330,620
iStar Financial	151,093	[a,c]	1,994,428
LaSalle Hotel Properties	75,145	[c]	2,119,840
Lexington Realty Trust	142,100	[c]	1,220,639
Medical Properties Trust	112,967	[b,c]	1,356,734
New Senior Investment Group	186,986	[c]	1,725,881
Newcastle Investment	225,550	[c]	981,143
Outfront Media	50,865	[c]	1,162,265
Parkway Properties	114,536	[c]	1,956,275
Ramco-Gershenson Properties Trust	36,679	[c]	618,775
RE/MAX Holdings, Cl. A	27,000		1,012,770
Sovran Self Storage	6,390	[c]	642,131

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Real Estate - 3.6% (continued)
Sun Communities	4,395	[c]	293,806
Sunstone Hotel Investors	35,890	[c]	526,865
			28,559,106
Retailing - 3.9%
Asbury Automotive Group	7,590	[a]	570,009
Barnes & Noble	86,400		1,105,920
Big Lots	68,090		3,063,369
DSW, Cl. A	70,867		1,627,106
Express	116,121	[a]	1,943,866
Finish Line, Cl. A	93,094		1,544,429
Genesco	13,701	[a]	742,046
GNC Holdings, Cl. A	44,990		1,341,152
Haverty Furniture	35,860		865,660
Hibbett Sports	42,356	[a,b]	1,389,700
Lithia Motors, Cl. A	40,437		5,023,893
Lumber Liquidators Holdings	27,646	[a,b]	431,831
New York & Co.	61,280	[a]	134,816
Office Depot	108,888	[a]	717,572
Outerwall	26,685	[b]	1,651,801
Pier 1 Imports	166,690	[b]	1,126,824
Rent-A-Center	76,194		1,307,489
Select Comfort	59,136	[a]	1,396,792
Shutterfly	36,600	[a]	1,679,940
Sonic Automotive, Cl. A	49,797		1,208,075
The Children's Place	17,600		850,432
West Marine	37,360	[a]	343,338
Zumiez	49,323	[a,b]	744,284
			30,810,344
Semiconductors & Semiconductor Equipment - 3.3%
Amkor Technology	150,280	[a]	1,021,904
Applied Micro Circuits	55,110	[a]	403,405
Axcelis Technologies	574,890	[a]	1,517,710
Brooks Automation	38,545		429,777
Cabot Microelectronics	42,170	[a]	1,769,453
CEVA	31,530	[a]	800,547
ChipMOS TECHNOLOGIES Bermuda	41,700		805,227
Cypress Semiconductor	90,565	[a]	979,913
Entegris	40,565	[a]	552,495
Fairchild Semiconductor International	16,565	[a]	323,680

18

Common Stocks - 97.4% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.3% (continued)
FormFactor	113,150	[a,b]	985,537
Intersil, Cl. A	25,155		364,244
MA-COM Technology Solutions Holdings	33,200	[a,b]	1,226,740
MaxLinear, Cl. A	10,835	[a]	189,613
Mellanox Technologies	25,090	[a]	1,127,545
Microsemi	154,096	[a]	5,548,997
MKS Instruments	9,695		357,455
Rambus	172,880	[a]	2,062,458
Rudolph Technologies	33,000	[a]	469,590
Silicon Laboratories	5,545	[a]	300,040
Teradyne	78,897		1,639,480
Ultratech	98,890	[a]	1,642,563
Veeco Instruments	44,000	[a]	899,800
Xcerra	77,272	[a]	467,496
			25,885,669
Software & Services - 6.7%
ACI Worldwide	20,680	[a]	486,394
Acxiom	107,500	[a]	2,461,750
American Software, Cl. A	67,700		700,695
AVG Technologies	73,100	[a]	1,541,679
Bankrate	78,330	[a,b]	1,142,051
Barracuda Networks	10,840	[a]	206,285
Blackbaud	3,980		245,884
Booz Allen Hamilton Holdings	200,687		6,110,919
Cadence Design Systems	68,610	[a]	1,530,003
Cass Information Systems	28,618		1,541,652
Computer Services	13,193		505,292
Convergys	130,200		3,353,952
CoreLogic	65,030	[a]	2,397,006
Covisint	184,100	[a]	476,819
DST Systems	22,110		2,703,611
Epiq Systems	61,600		833,448
Fair Isaac	6,090		580,073
FalconStor Software	413,115	[a]	797,312
Gigamon	16,900	[a]	457,821
Heartland Payment Systems	17,150		1,360,681
InterXion Holding	11,885	[a]	365,107
Jack Henry & Associates	25,150		1,996,407
Lionbridge Technologies	171,200	[a]	907,360

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Software & Services - 6.7% (continued)
MAXIMUS	8,195		465,066
Mentor Graphics	12,655		237,028
MoneyGram International	87,060	[a]	764,387
Monotype Imaging Holdings	41,550		1,098,167
NeuStar, Cl. A	63,200	[a,b]	1,592,640
Nuance Communications	117,650	[a]	2,462,414
Rackspace Hosting	51,150	[a]	1,463,913
Rovi	112,590	[a,b]	1,329,688
SeaChange International	110,520	[a]	770,324
Silver Spring Networks	86,200	[a]	1,149,046
Syntel	33,860	[a]	1,639,840
Unwired Planet	587,474	[a]	569,850
VASCO Data Security International	33,100	[a,b]	618,308
VeriFone Systems	29,960	[a]	859,253
Verint Systems	58,958	[a]	2,762,189
Xura	105,483	[a]	2,728,845
			53,213,159
Technology Hardware & Equipment - 8.0%
ADTRAN	23,038		375,750
Anixter International	92,555	[a]	6,308,549
ARRIS Group	77,880	[a]	2,380,792
Aviat Networks	422,208	[a]	392,653
Avid Technology	93,000	[a,b]	705,870
Avnet	29,620		1,342,378
Badger Meter	21,525	[b]	1,309,366
Belden	81,429		5,111,298
Black Box	33,883		383,217
Brocade Communications Systems	104,780		983,360
Ciena	78,530	[a]	1,966,391
Cognex	19,500		723,450
Comtech Telecommunications	15,107		332,807
CTS	30,102		571,336
Dolby Laboratories, Cl. A	22,210		768,022
Extreme Networks	108,715	[a]	480,520
Harmonic	122,500	[a]	677,425
II-VI	67,930	[a]	1,264,857
Infinera	78,220	[a,b]	1,761,514
Ingram Micro, Cl. A	51,280		1,586,090
InvenSense	52,600	[a,b]	609,634

20

Common Stocks - 97.4% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 8.0% (continued)
Itron	34,730	[a]	1,248,543
Kimball Electronics	33,970	[a]	389,296
Knowles	69,297	[a,b]	1,141,322
Lexmark International, Cl. A	101,810		3,496,155
Littelfuse	54,122		5,875,484
LRAD	75,590	[b]	116,409
Lumentum Holdings	18,540		370,800
Maxwell Technologies	99,900	[a,b]	705,294
Mercury Systems	95,290	[a]	1,865,778
Methode Electronics	59,300		2,139,544
Neonode	148,765	[a,b]	410,591
OSI Systems	12,110	[a]	1,133,859
Park Electrochemical	52,868		925,719
Plexus	6,224	[a]	231,533
Quantum	730,564	[a]	643,554
Rogers	39,450	[a]	2,186,713
ScanSource	30,089	[a]	1,156,019
ShoreTel	178,700	[a]	1,833,462
Sonus Networks	135,296	[a]	952,484
SYNNEX	6,650		626,896
Viavi Solutions	96,400	[a]	613,104
Vishay Intertechnology	435,120	[b]	5,186,630
Vishay Precision Group	21,080	[a]	253,592
			63,538,060
Telecommunication Services - .5%
FairPoint Communications	64,800	[a,b]	1,186,488
Telephone & Data Systems	20,440		578,248
US Cellular	13,940	[a]	581,159
Vonage Holdings	199,100	[a]	1,284,195
			3,630,090
Transportation - 1.1%
Air Transport Services Group	73,917	[a]	702,951
Allegiant Travel	1,600		280,208
Avis Budget Group	18,700	[a,b]	699,193
Celadon Group	89,500		1,244,050
Danaos	105,701	[a]	629,978
Forward Air	5,480		263,533
Landstar System	24,050		1,501,201
Ryder System	22,270		1,468,929

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.4% (continued)	Shares		Value ($)
Transportation - 1.1% (continued)
Spirit Airlines	6,290	[a]	231,283
Swift Transportation	83,770	[a,b]	1,337,807
Werner Enterprises	16,865		454,680
			8,813,813
Utilities - 3.1%
ALLETE	148,167		7,549,109
Atlantic Power	239,800	[b]	479,600
Dynegy	69,420	[a]	1,119,050
Laclede Group	85,196		4,972,039
MGE Energy	3,900		169,533
NorthWestern	29,500		1,608,635
Ormat Technologies	28,850	[b]	1,060,238
PNM Resources	45,600		1,322,400
Portland General Electric	115,746		4,273,342
Questar	71,400		1,353,030
Talen Energy	93,500	[a]	728,365
			24,635,341
Total Common Stocks (cost $707,037,766)			773,144,974
Investment of Cash Collateral for Securities Loaned - 5.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $40,492,353)	40,492,353	[d]	40,492,353
Total Investments (cost $747,530,119)	102.5%		813,637,327
Liabilities, Less Cash and Receivables	(2.5%)		(19,738,977)
Net Assets	100.0%		793,898,350

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aNon-income producing security.
bSecurity, or portion thereof, on loan. At November 30, 2015, the value of the fund’s securities on loan was $76,250,299 and the value of the collateral held by the fund was $79,063,550, consisting of cash collateral of $40,492,353 and U.S. Government & Agency securities valued at $38,571,197.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

22

Portfolio Summary (Unaudited) †	Value (%)
Banks	14.8
Capital Goods	10.3
Technology Hardware & Equipment	8.0
Commercial & Professional Services	7.2
Software & Services	6.7
Materials	5.9
Money Market Investment	5.1
Diversified Financials	4.9
Insurance	4.6
Health Care Equipment & Services	3.9
Retailing	3.9
Real Estate	3.6
Semiconductors & Semiconductor Equipment	3.3
Utilities	3.1
Energy	3.1
Consumer Services	2.7
Pharmaceuticals, Biotechnology & Life Sciences	2.6
Consumer Durables & Apparel	1.8
Media	1.6
Food, Beverage & Tobacco	1.5
Automobiles & Components	1.2
Transportation	1.1
Telecommunication Services	.5
Household & Personal Products	.4
Exchange-Traded Funds	.4
Food & Staples Retailing	.3
102.5

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $76,250,299)—Note 1(b):
Unaffiliated issuers	707,037,766	773,144,974
Affiliated issuers	40,492,353	40,492,353
Cash		16,669,566
Receivable for investment securities sold		9,179,265
Dividends and securities lending income receivable		981,327
Receivable for shares of Common Stock subscribed		260,556
Prepaid expenses		31,525
		840,759,566
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		660,681
Liability for securities on loan—Note 1(b)		40,492,353
Payable for shares of Common Stock redeemed		2,994,807
Payable for investment securities purchased		2,625,412
Accrued expenses		87,963
		46,861,216
Net Assets ($)		793,898,350
Composition of Net Assets ($):
Paid-in capital		693,270,034
Accumulated undistributed investment income—net		5,138,683
Accumulated net realized gain (loss) on investments		29,382,425
Accumulated net unrealized appreciation (depreciation) on investments		66,107,208
Net Assets ($)		793,898,350

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,250,279	153,609	20,731,185	770,763,277
Shares Outstanding	102,211	7,429	927,198	34,488,447
Net Asset Value Per Share ($)	22.02	20.68	22.36	22.35

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Income:
Interest	7
Cash dividends from unaffiliated issuers (net of $12,677 foreign taxes withheld at source):	11,431,805
Income from securities lending—Note 1(b)	1,228,678
Total Income	12,660,490
Expenses:
Management fee—Note 3(a)	7,133,344
Custodian fees—Note 3(c)	104,514
Registration fees	67,613
Directors’ fees and expenses—Note 3(d)	66,378
Professional fees	53,400
Prospectus and shareholders’ reports	20,583
Shareholder servicing costs—Note 3(c)	16,163
Loan commitment fees—Note 2	8,832
Distribution fees—Note 3(b)	752
Miscellaneous	43,718
Total Expenses	7,515,297
Less—reduction in expenses due to undertaking—Note 3(a)	(628)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	7,514,662
Investment Income—Net	5,145,828
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,806,637
Net unrealized appreciation (depreciation) on investments	(36,914,350)
Net Realized and Unrealized Gain (Loss) on Investments	(3,107,713)
Net Increase in Net Assets Resulting from Operations	2,038,115

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	5,145,828	2,622,735
Net realized gain (loss) on investments	33,806,637	88,770,738
Net unrealized appreciation (depreciation) on investments	(36,914,350)	(63,501,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,038,115	27,892,257
Dividends to Shareholders from ($):
Investment income—net:
Class A	(472)	(5,087)
Class I	(48,079)	(3,895,063)
Class Y	(2,152,331)	(6)
Net realized gain on investments:
Class A	(245,496)	(138,419)
Class C	(6,784)	(19,582)
Class I	(2,368,821)	(56,713,713)
Class Y	(86,586,187)	(93)
Total Dividends	(91,408,170)	(60,771,963)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	874,382	909,969
Class C	139,000	18,504
Class I	12,382,332	76,211,933
Class Y	176,243,101	799,022,425
Dividends reinvested:
Class A	244,237	141,900
Class C	6,784	19,582
Class I	2,099,337	30,393,174
Class Y	44,506,043	-
Cost of shares redeemed:
Class A	(656,031)	(466,697)
Class C	(32,174)	(201,387)
Class I	(11,708,004)	(779,866,478)
Class Y	(110,423,433)	(32,065,072)
Increase (Decrease) in Net Assets from Capital Stock Transactions	113,675,574	94,117,853
Total Increase (Decrease) in Net Assets	24,305,519	61,238,147
Net Assets ($):
Beginning of Period	769,592,831	708,354,684
End of Period	793,898,350	769,592,831
Undistributed investment income—net	5,138,683	2,182,492

26

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	39,576	36,677
Shares issued for dividends reinvested	10,898	5,770
Shares redeemed	(29,202)	(19,251)
Net Increase (Decrease) in Shares Outstanding	21,272	23,196
Class C
Shares sold	6,329	795
Shares issued for dividends reinvested	320	831
Shares redeemed	(1,545)	(8,480)
Net Increase (Decrease) in Shares Outstanding	5,104	(6,854)
Class Ia
Shares sold	544,636	3,068,808
Shares issued for dividends reinvested	92,252	1,223,987
Shares redeemed	(518,816)	(30,100,703)
Net Increase (Decrease) in Shares Outstanding	118,072	(25,807,908)
Class Ya
Shares sold	7,754,243	30,943,433
Shares issued for dividends reinvested	1,956,768	-
Shares redeemed	(4,863,937)	(1,302,104)
Net Increase (Decrease) in Shares Outstanding	4,847,074	29,641,329

[a] During the period ended November 30, 2014, 27,149,740 Class I shares representing $705,893,243 were exchanged for 27,160,186 Class Y shares.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	24.89	26.25	19.62	18.66	19.63
Investment Operations:
Investment income (loss)—net[a]	.07	.01	.06	.02	(.04)
Net realized and unrealized gain (loss) on investments	(.02)	.84	7.57	2.56	.23
Total from Investment Operations	.05	.85	7.63	2.58	.19
Distributions:
Dividends from investment income—net	(.00)[b]	(.08)	(.00)[b]	-	-
Dividends from net realized gain on investments	(2.92)	(2.13)	(1.00)	(1.62)	(1.16)
Total Distributions	(2.92)	(2.21)	(1.00)	(1.62)	(1.16)
Net asset value, end of period	22.02	24.89	26.25	19.62	18.66
Total Return (%)[c]	.01	3.35	40.73	15.04	.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.31	1.33	1.40	1.29
Ratio of net expenses to average net assets	1.29	1.30	1.30	1.36	1.27
Ratio of net investment income (loss) to average net assets	.31	.02	.25	.12	(.18)
Portfolio Turnover Rate	65.39	104.22	68.30	74.74	67.49
Net Assets, end of period ($ x 1,000)	2,250	2,015	1,516	889	1,071

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

28

	Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.70	25.19	19.00	18.25	19.34
Investment Operations:
Investment (loss)—net[a]	(.09)	(.20)	(.10)	(.12)	(.18)
Net realized and unrealized gain (loss) on investments	(.01)	.84	7.29	2.49	.25
Total from Investment Operations	(.10)	.64	7.19	2.37	.07
Distributions:
Dividends from net realized gain on investments	(2.92)	(2.13)	(1.00)	(1.62)	(1.16)
Net asset value, end of period	20.68	23.70	25.19	19.00	18.25
Total Return (%)[b]	(.72)	2.60	39.69	14.16	(.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.42	2.22	2.16	2.15	2.03
Ratio of net expenses to average net assets	2.04	2.05	2.06	2.12	2.02
Ratio of net investment (loss) to average net assets	(.47)	(.83)	(.48)	(.64)	(.92)
Portfolio Turnover Rate	65.39	104.22	68.30	74.74	67.49
Net Assets, end of period ($ x 1,000)	154	55	231	165	164

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	25.22	26.55	19.84	18.83	19.72
Investment Operations:
Investment income—net[a]	.14	.08	.14	.10	.04
Net realized and unrealized gain (loss) on investments	(.03)	.87	7.65	2.57	.23
Total from Investment Operations	.11	.95	7.79	2.67	.27
Distributions:
Dividends from investment income—net	(.05)	(.15)	(.08)	(.04)	-
Dividends from net realized gain on investments	(2.92)	(2.13)	(1.00)	(1.62)	(1.16)
Total Distributions	(2.97)	(2.28)	(1.08)	(1.66)	(1.16)
Net asset value, end of period	22.36	25.22	26.55	19.84	18.83
Total Return (%)	.26	3.72	41.27	15.45	1.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.95	.95	.99	.99
Ratio of net expenses to average net assets	.97	.95	.95	.99	.99
Ratio of net investment income to average net assets	.62	.31	.60	.52	.20
Portfolio Turnover Rate	65.39	104.22	68.30	74.74	67.49
Net Assets, end of period ($ x 1,000)	20,731	20,403	706,606	429,732	297,086

a Based on average shares outstanding.

See notes to financial statements.

30

	Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	25.21	26.54	22.76
Investment Operations:
Investment income—net[b]	.15	.12	.02
Net realized and unrealized gain (loss) on investments	(.03)	.83	3.76
Total from Investment Operations	.12	.95	3.78
Distributions:
Dividends from investment income—net	(.06)	(.15)	-
Dividends from net realized gain on investments	(2.92)	(2.13)	-
Total Distributions	(2.98)	(2.28)	-
Net asset value, end of period	22.35	25.21	26.54
Total Return (%)	.31	3.71	16.61[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	1.01[d]
Ratio of net expenses to average net assets	.95	.95	.99[d]
Ratio of net investment income to average net assets	.65	.45	.07[d]
Portfolio Turnover Rate	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	770,763	747,120	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Thompson, Siegel and Walmsley, LLC (“TS&W”), Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Management LLC (“Neuberger Berman”), Lombardia Capital Partners, LLC (“Lombardia”), Iridian Asset Management LLC (“Iridian”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), Channing Capital Management, LLC (“Channing”) and Eastern Shore Capital Management (“Eastern Shore”) serve as the fund’s subinvestment advisers, each managing an allocated portion of the fund’s portfolio. At a May 4, 2015 meeting, the Company’s Board of Directors (the “Board”) approved a new sub-investment advisory agreement with Eastern Shore, which became effective May 18, 2015.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

32

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

33

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

34

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	758,068,405	-	-	758,068,405
Equity Securities - Foreign Common Stocks†	12,112,885	-	-	12,112,885
Exchange-Traded Funds	2,963,684	-	-	2,963,684
Mutual Funds	40,492,353	-	-	40,492,353

† See Statement of Investments for additional detailed categorizations.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the

35

NOTES TO FINANCIAL STATEMENTS (continued)

unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2015, The Bank of New York Mellon earned $296,949 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

Affiliated Investment Company	Value 11/30/2014 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund	45,342,224	249,839,039	254,688,910	40,492,353	5.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,866,404,

36

undistributed capital gains $38,075,901 and unrealized appreciation $56,055,326. In addition, the fund had $3,369,315 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: ordinary income $31,930,847 and $30,997,047, and long-term capital gains $59,477,323 and $29,774,916, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $11,245, decreased accumulated net realized gain (loss) on investments by $10,765 and decreased paid-in capital by $480. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2014 through April 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b- 1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .95%, of the value of the respective class’ average daily net assets The reduction in expenses,

37

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the undertaking, amounted to $628 during the period ended November 30, 2015.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and TS&W, Walthausen, Neuberger Berman, Lombardia, Iridian, Kayne, Channing and Eastern Shore, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2015, the Distributor retained $345 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $752 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

38

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $5,679 and $251, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $3,465 for transfer agency services and $147 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $104,514 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $24,254 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $584,976, Distribution Plan fees $86, Shareholder Services Plan fees $485, custodian fees $70,496, Chief Compliance Officer fees $3,882 and transfer agency fees $780, which are offset against an expense reimbursement currently in effect in the amount of $24.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2015, amounted to $534,221,245 and $501,088,454, respectively.

At November 30, 2015, the cost of investments for federal income tax purposes was $757,582,001; accordingly, accumulated net unrealized appreciation on investments was $56,055,326, consisting of $125,446,696 gross unrealized appreciation and $69,391,370 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Value Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Value Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 22.52% of the ordinary dividends paid during the fiscal year ended November 30, 2015 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,405,270 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.9724 per share as a short-term capital gain distribution and $1.9415 per share as a long-term capital gain distribution paid on December 31, 2014 and also reports $.0034 per share as a long-term capital gain distribution paid on March 25, 2015.

42

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”); (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with each of Channing Capital Management, LLC, Iridian Asset Management LLC, Kayne Anderson Rudnick Investment Management, LLC, Lombardia Capital Partners, LLC, Neuberger Berman Management, LLC, Thompson, Siegel & Walmsley LLC and Walthausen & Co., LLC (collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Subadvisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Subadvisers and EACM’s supervisory activities over the Subadvisers. The Board also considered the Subadvisers’ brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the four-year period when it was at the Performance Group median and above the Performance Universe median. The Dreyfus representatives noted the fund performance proximity to the Performance Group and Performance Universe medians for the five-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the benchmark for four of the six calendar years shown and the proximity of the fund performance to the benchmark for the two years it was below the benchmark.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was slightly above the Expense Group and above the Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

44

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to EACM and to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Subadviser and Dreyfus. The Board also reviewed and considered the individual performance of each Subadviser as to the portion of the fund’s assets under its management. The Board also noted that EACM’s and each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Subadvisers pursuant to the respective Agreements, the Board did not consider EACM’s or any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and EACM from acting as portfolio allocation manager, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Subadvisers are adequate and appropriate.

• The Board expressed some concern with the fund’s relative performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus, EACM and the Subadvisers were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Subadvisers, of the fund and the services provided to the fund by Dreyfus, EACM and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

46

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Joni Evans (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Hans C. Mautner (78)

Board Member (1984)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a

real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

48

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

50

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

51

NOTES

52

NOTES

53

For More Information

Dreyfus Select Managers Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Thompson, Siegel and Walmsley, LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Management LLC
605 Third Avenue
New York, NY 10158

Lombardia Capital Partners, LLC
55 South Lake Avenue, Suite 750
Pasadena, CA 91101

Iridian Asset Management LLC
276 Post Road West
Westport, CT 06880-4704

Kayne Anderson Rudnick Investment
Management, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401
Chicago, IL 60633

Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	ClassA: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6246AR1115

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $151,308 in 2014 and $222,506 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,480 in 2014 and $31,365 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $23,297 in 2014 and $16,764 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,293 in 2014 and $261 in 2015. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,624,689 in 2014 and $19,802,219 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]